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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ]  Preliminary proxy statement
     [ ]  Confidential, For Use of the Commission
          Only (as permitted by Rule 14a-6(e)(2))
     [X]  Definitive proxy statement
     [ ]  Definitive Additional Materials
     [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or  Rule 14a-12

                               CORIXA CORPORATION
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

     Payment of Filing Fee (check the appropriate box):
     [X]  No fee required.
     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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     [ ]  Fee paid previously with preliminary materials:

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     [ ]  Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

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     (2)  Form, Schedule or Registration Statement no.:

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     (3)  Filing Party

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     (4)  Date Filed:

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                                 [CORIXA LOGO]

April 17, 2001

Dear Corixa Stockholders:

     On behalf of Corixa Corporation, I cordially invite you to attend our Annual Meeting of Stockholders to be held on May 31, 2001, at 1:00 p.m., in the Cedar Room at Corixa Corporation, 1124 Columbia Street, Seattle, Washington 98104.

     This year you are asked to vote upon (i) a proposal to approve an amendment to, and restatement of, Corixa's Certificate of Incorporation that will divide Corixa's Board of Directors into three classes and (ii) proposals to approve an amendment to, and restatement of, the Corixa Corporation 1997 Employee Stock Purchase Plan and the Corixa Corporation Amended and Restated 1994 Stock Option Plan. In addition, you are asked to elect eight directors to Corixa's Board of Directors, ratify the appointment of Ernst & Young LLP as Corixa's independent public auditors for fiscal year 2001 and transact any other business properly presented at the meeting. Additional details regarding these proposals are attached in the Notice of Annual Meeting of Stockholders and Proxy Statement.

     It is important that your shares are represented, whether or not you plan to attend the meeting. Please sign, date and promptly return the enclosed proxy card in the enclosed postage-paid envelope to ensure that your vote is counted. If you attend the meeting, you will, of course, have the right to vote your shares in person.

     On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in Corixa. We look forward to seeing you at the meeting.

                                          Sincerely,

                                          /s/ STEVEN GILLIS
                                          Steven Gillis, Ph.D.
                                          Chairman and Chief Executive Officer

                               CORIXA CORPORATION
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 31, 2001

     On Thursday, May 31, 2001 at 1:00 p.m. local time, Corixa Corporation will hold its annual meeting of stockholders. The annual meeting will be held in the Cedar Room at Corixa Corporation, which is located at 1124 Columbia Street in downtown Seattle, Washington, for the following purposes:

     - To approve an amendment to, and restatement of, Corixa's Certificate of Incorporation that will divide Corixa's Board of Directors into three classes;

     - To approve an amendment and restatement of Corixa's 1997 Employee Stock Purchase Plan to increase the shares available for issuance thereunder by 375,000 to an aggregate of 500,000, to increase the maximum annual automatic increase in the number of shares reserved for issuance from 125,000 to 500,000 and to redesignate the amended and restated employee stock purchase plan as the 2001 Employee Stock Purchase Plan;

     - To approve an amendment to Corixa's Amended and Restated 1994 Stock Option Plan to increase the shares available for issuance thereunder by 924,950 to an aggregate of 7,500,000, to increase the maximum annual automatic increase in the number of shares reserved for issuance from 750,000 to 2,000,000, to provide for stock appreciation rights and stock awards and to redesignate the amended and restated stock option plan as the 2001 Stock Incentive Plan;

     - To elect (i) two class 1 directors to Corixa's Board of Directors, who will hold office until the 2002 annual meeting or until their respective successors are elected and qualified; (ii) three class 2 directors, who will hold office until the 2003 annual meeting or until their respective successors are elected and qualified; and (iii) three class 3 directors who will hold office until the 2004 annual meeting or until their respective successors are elected and qualified;

     - To ratify the appointment of Ernst & Young LLP as Corixa's independent auditors for the fiscal year ending December 31, 2001; and

     - To transact other business as may properly come before the annual meeting and any adjournment or postponement thereof.

     Your Board of Directors recommends that you vote in favor of the five proposals, which are further outlined in the Proxy Statement, which is attached and made a part of this notice.

     Corixa's Board of Directors has fixed the close of business on April 16, 2001 as the record date to determine which stockholders are entitled to notice of the annual meeting and to vote at the annual meeting and any adjournment or postponement thereof.

     All stockholders are cordially invited to attend the annual meeting in person. However, whether or not you expect to attend the annual meeting in person, we urge you to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the annual meeting. If you send your proxy card and then decide to attend the annual meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

                                          By Order of the Board of Directors,

                                          /s/ KATHLEEN N. MCKEREGHAN
                                          Kathleen N. McKereghan
                                          Secretary

Seattle, Washington
April 17, 2001

                                   IMPORTANT
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, CORIXA CORPORATION WILL HAVE THE ADDED EXPENSE OF REISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.
                         THANK YOU FOR ACTING PROMPTLY.

                               CORIXA CORPORATION
                        1124 COLUMBIA STREET, SUITE 200
                           SEATTLE, WASHINGTON 98104
                            ------------------------

                                PROXY STATEMENT

GENERAL

     This proxy statement is furnished in connection with the solicitation by the Corixa Corporation Board of Directors, or the board of directors, of proxies in the enclosed form for use in voting at the annual meeting of stockholders to be held in the Cedar Room at Corixa Corporation which is located at 1124 Columbia Street in downtown Seattle, Washington on Thursday, May 31, 2001, at 1:00 p.m. local time, and any adjournment or postponement thereof.

     This proxy statement, the enclosed proxy card and Corixa's annual report to stockholders for the fiscal year ended December 31, 2000, including financial statements, were first mailed to stockholders entitled to vote at the meeting on or about April 23, 2001.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to Corixa (to the attention of Michelle Burris) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the annual meeting and voting in person.

RECORD DATE; VOTING SECURITIES

     The close of business on April 16, 2001 has been fixed as the record date to determine the holders of shares of Corixa common stock entitled to notice of and to vote at the annual meeting. At the close of business on the record date, Corixa had approximately 40,768,485 shares of common stock outstanding held by approximately 1,891 stockholders of record, 12,500 shares of Series A preferred stock held by one stockholder of record and 37,500 shares of Series B preferred stock held by one stockholder of record.

QUORUM

     A quorum for the annual meeting is the presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at the annual meeting.

VOTING

     Each outstanding share of common stock on the record date is entitled to one vote on all matters. Each outstanding share of Series A preferred stock is entitled to one vote for each share of common stock into which the Series A preferred stock could be converted, rounded to the nearest whole number of shares. Each outstanding share of Series B preferred stock is entitled to one vote for each share of common stock into which the Series B preferred stock could be converted, rounded to the nearest whole number of shares. As of the record date, for purposes of voting, each share of Series A preferred stock was convertible into approximately 1,470,588 shares of common stock and each share of Series B preferred stock was convertible into approximately 1,465,989 shares of common stock. Shares of common stock may not be voted cumulatively.

     The inspector of elections will tabulate votes cast by proxy or in person at the annual meeting. The inspector will also determine whether or not a quorum is present at the annual meeting. In general, Delaware law provides that a quorum consists of a majority of the shares entitled to vote and present in person or represented by proxy. For the election of directors, the directors who receive the greatest number of affirmative votes of the shares of common stock present in person or represented by proxy at the annual meeting will be elected to the board. You are not entitled to accumulate votes in the election of directors. The affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the annual meeting is required to approve the amendment, restatement and redesignation of the 1997 Employee Stock Purchase
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Plan and the Amended and Restated 1994 Stock Option Plan. The affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the annual meeting is required to ratify the appointment of Ernst & Young LLP as independent auditors. The affirmative vote of a majority of the shares entitled to vote thereon is required to approve the amendment to, and restatement of, the certificate of incorporation.

     If your shares are represented by proxy, they will be voted in accordance with your directions. If you sign and return your proxy without giving any direction, your shares will be voted in accordance with our recommendations. Except for the proposal to approve the amendment to the certificate of incorporation, abstention and broker non-votes will have no effect on any of the proposals to be voted on at the annual meeting because they will not represent votes cast at the annual meeting for the purpose of voting on such proposals. For the proposal to approve the certificate of incorporation, abstention and broker non-votes will have the effect of a "NO" vote.

     Corixa is not aware, as of the date of this proxy statement, of any matters to be voted on at the annual meeting other than as stated in this proxy statement and the accompanying notice of annual meeting of stockholders. If any other matters are properly brought before the annual meeting, the enclosed proxy gives discretionary authority to the persons named in it to vote the shares in their best judgment. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to some shares to vote on a particular matter, those shares will not be considered present with respect to that matter and will have no effect on any of the proposals to be considered at the annual meeting.

     Corixa believes that the tabulation procedures to be followed by the inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

SOLICITATION OF PROXIES

     We have retained W.F. Doring and Company, 150 Bay Street, Jersey City, New Jersey to help solicit proxies. We will pay the cost of their services, which is estimated to be $4,000. Proxies will be solicited from individuals, brokers, bank nominees and other institutional holders by personal interview, mail and telephone. In addition, we may reimburse brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the annual meeting to beneficial owners of Corixa's common stock. Corixa may conduct further solicitation personally, by telephone or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

                                 PROPOSAL NO. 1

                   CREATION OF CLASSIFIED BOARD OF DIRECTORS

     The board of directors has determined that it is in the best interests of Corixa and its stockholders to amend and restate Corixa's certificate of incorporation to create a classified board. Accordingly, on February 9, 2001 the board unanimously approved both the amendment to the certificate of incorporation to provide for a staggered board of directors and the proposal to amend and restate the certificate of incorporation of Corixa. The board unanimously recommends that you vote "FOR" the amended and restated certificate of incorporation, in the form attached hereto as Appendix A.

     Corixa's bylaws currently provide for eight directors who serve from their election until the next annual meeting or until their respective successors are elected and qualified. If Corixa's stockholders approve the amendment and restatement of the certificate of incorporation, the board of directors will amend Corixa's bylaws to provide for eight directors, divided into three classes as more fully described below.

     The amendment to the certificate of incorporation will divide the board of directors into three classes at the 2001 annual meeting upon stockholder approval and filing of the amended and restated certificate of incorporation with the Secretary of State of the State of Delaware. At each subsequent annual meeting, stockholders will elect successor directors to replace directors whose terms have expired. Following the 2001 annual meeting, in order to create a staggered board,

     - directors elected to serve in class 1 will serve from their election and qualification until the first annual meeting following election or until successors have been elected and qualified;
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     - directors elected to serve in class 2 will serve from their election and qualification until the second annual meeting following election or until their successors have been elected and qualified; and

     - directors elected to serve in class 3 will serve from their election and qualification until the third annual meeting following election or until their successors have been elected and qualified.

     Beginning with the 2002 annual meeting, all future directors will serve from the time of their election and qualification until the third annual meeting following election or until their successors have been elected and qualified. Vacancies in the board of directors which occur during the year may be filled by the board of directors and the newly appointed director will serve only until the next annual meeting, at which time a director will be elected to fill the vacancy and will serve until the end of the applicable term. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors.

OBJECTIVES OF A CLASSIFIED BOARD

     The board of directors believes that dividing the directors into three classes and providing that directors will serve three-year terms rather than one-year terms is in the best interest of Corixa and you because it should enhance the continuity and stability of Corixa's management. At any time, at least two-thirds of our directors will have at least one year of experience as directors of Corixa and will be familiar with our business affairs and operations. New directors would be given an opportunity to become familiar with the affairs and operations of Corixa and to benefit from the experience of co-members of the board. Although the board believes Corixa has not experienced problems with continuity and stability of management, the board wants to take reasonable steps to ensure that we continue to avoid these problems in the future. The board also believes that classification of the board will enhance our ability to attract and retain well-qualified individuals who are able to commit the time and resources to understand our business affairs and operations. The continuity and quality of management that results from a classified board should, in the opinion of the board, enhance the long-term value of Corixa.

     The board of directors also believes that the classified board provision is in the best interests of Corixa and you because it should, if adopted, reduce the possibility that a third party could effect a sudden or surprise change in control of the board. With stockholder approval, many companies have established classified boards of directors for this purpose. At least two annual meetings of stockholders, rather than one, will be required to effect a change in a majority of board members. The delay afforded by the classified board provision would help to ensure that the board, if confronted by a hostile tender offer, proxy contest or other surprise proposal from a third party who has acquired a block of common stock, will have sufficient time to review the proposal and appropriate alternatives to the proposal, and to act in a manner which it believes to be in the best interest of Corixa and all of its stockholders.

     If a potential acquirer were to purchase a significant or controlling interest in Corixa, the acquirer could, if the board of directors is not classified, quickly obtain control of the board and remove our management, which could severely curtail the board's ability to negotiate effectively with the potential acquirer on behalf of all of our stockholders. The threat of an acquirer quickly obtaining control of the board could deprive the board of the time and information necessary to evaluate the proposal, to study alternative proposals, and to ensure that Corixa obtains the best terms in any transaction involving Corixa. The proposed classification of the board is designed to reduce the vulnerability of Corixa to an unsolicited takeover proposal, particularly a proposal that does not contemplate the acquisition of all our outstanding shares, or an unsolicited proposal for the restructuring or sale of all or part of our assets.

     Approval of the amendment to Corixa's certificate of incorporation is consistent with Corixa's bylaws because the bylaws allow the removal of a director for cause only. Similarly, under Delaware General Corporation Law, a director who is a member of a classified board of directors may be removed for cause only, unless the applicable company's certificate of incorporation contains a provision that permits removal without cause. Requiring cause in order to remove a director encourages potential takeover bidders to secure the cooperation of the existing board before attempting a takeover because the bidder cannot acquire a significant percentage of the corporation's outstanding shares through a tender offer or open market purchase and use the
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voting power of those shares to remove the incumbent directors and replace them with nominees chosen by the bidder. Nominees chosen by the bidder may be more willing to approve the terms of a merger or other business combination on terms less favorable to Corixa's other stockholders than those that would have been approved by the directors removed by the bidder. Thus, a provision allowing stockholders to remove a director for cause only is consistent with, and in support of, a provision for a classified board in its intended effect of moderating the pace of change in our board.

     The classified board of directors provision and the bylaw provision permitting director removal for cause only are intended, in part, to encourage persons seeking to acquire control of Corixa to initiate the transaction through arm's-length negotiations with the board. These provisions would not prevent a negotiated acquisition of Corixa with the cooperation of the board. Furthermore, an acquisition negotiated with the board could be structured in a manner that would shift control of the board to representatives of the acquirer as part of the transaction. While the board will continue to evaluate various anti-takeover provisions that may be in the best interests of Corixa and its stockholders, the board is not currently considering implementing any other anti-takeover mechanisms.

     The classified board of directors provision is not part of a plan by the board of directors to adopt a series of amendments that may have an anti-takeover effect nor does the board intend to propose additional anti-takeover measures in future proxy solicitations.

POTENTIAL DISADVANTAGES OF THE CLASSIFIED BOARD PROVISION

     In practice, the classified board of directors provision will delay, deter or impede changes in control of the board and the approval of stockholder proposals that would have the effect of facilitating changes in control of the board, even if the holders of a majority of the common stock believe the changes would be in their best interests. For example, classifying the board would increase the amount of time required for new stockholders to obtain control of Corixa without the cooperation or approval of the incumbent board, even if the new stockholders hold a majority of the voting power. As mentioned above, currently the board is elected on a yearly basis, thus removing a majority of the members of the board is possible in one year. However, if the stockholders approve the classified board of directors provisions, it would take no less than two years to remove a majority of the board. The removal of any director, even if a majority of stockholders believe removal to be in their best interest, would be difficult because the bylaws would not provide for the removal of directors without cause. As a result, the classified board provision could make it easier for directors to remain in office for reasons relating to their own self interest, and since the board has the power to retain and discharge management, the classified board provision could also make it easier for management to remain in office for reasons relating to their own self interest.

     The classified board of directors provision, in concert with the other provisions of the bylaws and certificate of incorporation that may have an anti-takeover effect, may discourage tender offers and other attempts to change control of Corixa, even though stockholders believe attempts to change control would be beneficial to them or Corixa. Because tender offers for control usually involve a purchase price higher than the prevailing market price, the classified board provision may prevent or delay bids for Corixa's shares that could be beneficial to Corixa and its stockholders.

     Even though the classified board of directors provision may have disadvantages, the board believes that the protections afforded to stockholders by the classified board provision will outweigh potential disadvantages.

     At this time, the board of directors does not know of any offer to acquire control of Corixa, nor does it know of any effort to remove any director, either for cause or without cause.

     The amended and restated certificate of incorporation requires an affirmative vote of a majority of shares entitled to vote.

     Recommendation of the board of directors:

     The board of directors recommends a vote IN FAVOR OF the amended and restated certificate of incorporation.

                                 PROPOSAL NO. 2

            APPROVAL OF THE AMENDMENT, RESTATEMENT AND REDESIGNATION
                    OF THE 1997 EMPLOYEE STOCK PURCHASE PLAN

     The board of directors unanimously recommends that you vote "FOR" amending and restating the 1997 Employee Stock Purchase Plan, or the 1997 plan, and redesignating it the 2001 Employee Stock Purchase Plan, or 2001 ESPP. On April 4, 2001, the board unanimously approved the amendment, restatement and redesignation of the 1997 plan subject to approval by the stockholders at the annual meeting. Stock purchase plans are an important part of Corixa's overall compensation program. The board of directors believes that stock purchase plans serve to attract, retain and motivate employees, and to enhance their incentive to perform at the highest level and contribute significantly to Corixa's success and that the 2001 ESPP will enhance our ability to recruit key personnel to support our growth efforts.

     The 2001 ESPP provides for an increase in the shares available for issuance by 375,000 shares to 500,000 shares subject to an annual increase of not more than 500,000 shares in any calendar year. The annual increase is determined by looking at the number of shares available for sale under the 2001 ESPP, or the pool, on the first trading day of the applicable year. If the pool is less than the amount equal to 1% of the outstanding common stock, or the target amount, the pool shall be increased by the difference between the target amount and the then current size of the pool. The board believes that the 2001 ESPP will be sufficient for current employees of Corixa and to accommodate Corixa's future growth. Due to the acquisition of Coulter Pharmaceutical, Inc., Corixa currently administers two stock purchase plans. All prospective stock grants will be made under the 2001 ESPP and Corixa's other stock purchase plans will be suspended. The board also believes that the 2001 ESPP will help Corixa attract and retain the services of qualified employees and provide added incentive to them by encouraging stock ownership in Corixa. The board believes that the 2001 ESPP will simplify administration of benefits.

DESCRIPTION OF THE 2001 ESPP

     The following is a description of the material provisions of the 2001 ESPP. The description is qualified in its entirety by reference to the 2001 ESPP, a copy of which is attached as Appendix B. The board approved the 2001 ESPP to provide a means by which employees of Corixa and its affiliates could be given an opportunity to purchase stock in Corixa, to assist in retaining the services of its employees, to secure and retain the services of new employees and to provide incentives for Corixa's employees to exert maximum efforts for the success of Corixa.

     Under the 2001 ESPP, qualified employees may purchase shares of common stock through payroll deductions at a 15% discount from market price, without incurring broker commissions. Initially, a maximum of 500,000 shares of common stock will be available for purchase under the 2001 ESPP. To participate, an employee must have customary employment with at least twenty (20) hours per week and at least five (5) months per calendar year (which may be changed by the administrator of the 2001 ESPP for any future offering so long as the employment period does not exceed two years). An employee may not continue his or her participation in the 2001 ESPP if he or she is voluntarily or involuntarily terminated, or if he or she owns or will own, as a result of participating in the 2001 ESPP, 5% or more of the combined voting power or value of Corixa's capital stock or any related corporation. Non-employee directors of Corixa are not eligible to participate in the 2001 ESPP. Approximately 520 employees are currently eligible to participate in the 2001 ESPP.

     The 2001 ESPP has a 24-month offering period divided into three-month purchase periods beginning on the first trading day in January, April, July and October of each year, provided that the first offering period after Corixa adopts the 2001 ESPP would begin on the first trading day in July 2001 and end on the last trading day in June 2003. During these offering periods, each participating employee accumulates funds in an account used to buy common stock through payroll deductions at a rate of not less than 1% nor more than 15% of the employee's base pay during each payroll period in the purchase period. At the end of each three-month offering period, the market price is determined and the participating employee's accumulated funds are used to purchase the appropriate number of whole shares of common stock. Under the 2001 ESPP no employee
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

may purchase more than $25,000 worth of common stock (based on the fair market value of the common stock on the first day of an offering period) during any calendar year.

     Under the 2001 ESPP, the purchase price per share of common stock is 85% of the lesser of (1) the fair market value of common stock on the offering date and
(2) the fair market value of the common stock on the purchase date. On April 16, 2001, the closing price of Corixa's common stock on the Nasdaq National Market, or Nasdaq, was $8.61 per share.

     Employees do not have a right to acquire shares under the 2001 ESPP upon termination of their employment. Upon termination of employment for any reason prior to the last business day of an offering period, Corixa will pay the balance in the employee's account to the employee or to his or her estate. Neither payroll deductions credited to an employee's account nor any rights with regard to the purchase of shares under the 2001 ESPP may be assigned, transferred, pledged or otherwise disposed of in any way by the employee, other than by will or the laws of descent and distribution. Corixa may treat any such act as an election to withdraw from the 2001 ESPP.

     The common stock reserved under the 2001 ESPP will be authorized but unissued common stock.

ADMINISTRATION OF THE 2001 ESPP

     The board of directors or Corixa's compensation committee will administer the 2001 ESPP. If designated by the board or the compensation committee, an executive officer of Corixa may administer the 2001 ESPP. The compensation committee is authorized to administer and interpret the 2001 ESPP and to make rules and regulations as it deems necessary to administer the 2001 ESPP, so long as interpretation and administration regarding purchases under the 2001 ESPP corresponds to the requirements of Section 423 of the Internal Revenue Code of 1986, or internal revenue code.

AMENDMENT OF THE 2001 ESPP

     The board of directors has the power to amend, suspend or terminate the 2001 ESPP, except that the board may not amend the 2001 ESPP without stockholder approval if approval is required by Section 423 of the internal revenue code.

2001 ESPP BENEFITS

     Because qualified employees have the option to participate, Corixa cannot determine the benefit to employees for the 2001 fiscal year.

FEDERAL INCOME TAX CONSEQUENCES

     Corixa intends that the 2001 ESPP qualify as an "employee stock purchase plan" under Section 423 of the internal revenue code. The following discussion summarizes the material federal income tax consequences to Corixa and participating employees in connection with the 2001 ESPP under the internal revenue code and accompanying regulations. The following discussion is general in nature and does not address issues related to income tax circumstances of individual employees. The following discussion is based on federal income tax laws in effect on the date of this proxy statement and is, therefore, subject to future changes in the law. The following discussion does not address consequences of state, local or foreign tax laws.

     Under the internal revenue code, Corixa is deemed to grant employee participants in the 2001 ESPP an "option" on the first day of each offering period to purchase as many shares of common stock as the employee will be able to purchase with the payroll deductions credited to his or her account during the offering period. On the last day of each offering period, Corixa determines the market price and the employee is deemed to have exercised the "option" and purchased the number of shares of common stock his or her accumulated payroll deductions will purchase at the market price.

     The required holding period for favorable tax treatment upon disposition of common stock acquired under the 2001 ESPP is the later of (1) two years after the deemed "option" is granted (the first day of an offering period) and (2) one year after the deemed "option" is exercised and the common stock is purchased (the last day of an offering period). When the employee disposes of the common stock after this period, the employee realizes ordinary income equal to the lesser of (a) the amount by which the fair market value of the common stock at the time the deemed "option" was granted exceeded the "option price" and (b) the amount by which the fair market value of the common stock at the time of the disposition exceeded the "option price." "Option price" is equal to 85% of the lesser of the fair market value of the common stock as of the first day of the offering period and the fair market value of the common stock as of the last day of the offering period. Thus, the maximum amount of gain taxable as ordinary income is the amount of the 15% discount measured as of the last day of an offering period. Any additional gain is taxed at capital gains rates. If the sale price is less than the option price, there is no ordinary income and the employee recognizes long-term capital loss.

     When an employee sells the common stock before the expiration of the required holding period, the employee recognizes ordinary income equal to the difference between the price the employee paid for the common stock and the fair market value of the common stock at the date the employee exercised the option (the last day of an offering period), regardless of the price at which the employee sells the common stock. If the sale price is less than the fair market value of the common stock at the date of exercise, then the employee will also have a capital loss equal to the difference.

     Even though an employee who meets the requisite holding period must treat part of his or her gain on a disposition of the common stock as ordinary income, Corixa may not take a business deduction for that amount. However, if an employee disposes of common stock before the end of the requisite holding period, the amount of income that the employee must report as ordinary income qualifies as a business deduction for Corixa in the year of disposition.

     The amendment, restatement and redesignation of the 1997 plan requires the affirmative vote of a majority of shares present in person or represented by proxy at the annual meeting at which a quorum is present.

     Recommendation of the board of directors:

     The board of directors recommends a vote IN FAVOR OF amending, restating and redesignating the 1997 plan.

                                 PROPOSAL NO. 3

            APPROVAL OF THE AMENDMENT, RESTATEMENT AND REDESIGNATION
                         OF THE 1994 STOCK OPTION PLAN

     The board of directors unanimously recommends that you vote "FOR" amending and restating the Amended and Restated 1994 Stock Option Plan, or 1994 plan, and redesignating it the 2001 Stock Incentive Plan, or 2001 plan. On April 4, 2001, the board unanimously approved the amendment and restatement of the 1994 plan and the redesignation of the 1994 plan, subject to approval by the stockholders at the annual meeting. The board believes the 2001 plan will enhance the flexibility of the board and the compensation committee in granting stock options to Corixa's employees. The amendment provides for an increase in the shares available for issuance by 924,950 shares to 7,500,000 shares subject to an annual increase as discussed below. The amendment also provides that Corixa may grant stock awards and stock appreciation rights, or SARs, under the 2001 plan. The board believes that as Corixa continues to grow, the 2001 plan will allow Corixa to attract and retain the services of individuals and provide added incentive to them by encouraging stock ownership in Corixa. In addition, Corixa will be prohibited from granting additional options under the stock option plan assumed pursuant to Corixa's acquisition of Coulter Pharmaceutical, Inc. The board believes this will simplify the administration of future benefits.

DESCRIPTION OF THE 2001 PLAN

     The following is a description of the material provisions of the 2001 plan. The description is qualified in its entirety by reference to the 2001 plan, a copy of which is attached as Appendix C. The board intends that Corixa will use the 2001 plan to attract and retain the best available individuals for positions of substantial responsibility, to provide additional incentive to employees, and to promote the success of Corixa's business by aligning the financial interests of employees and consultants providing personal services to Corixa or its affiliates with long-term shareholder value. Stock options, stock awards and stock appreciation rights may be granted under the 2001 plan. Options granted under the 2001 plan may be either incentive stock options, as defined in Section 422 of the internal revenue code, or non-statutory stock options. Approximately 520 individuals are currently expected to be eligible to participate in the plan.

     Subject to adjustment as provided in the 2001 plan, the number of shares available for issuance under the 2001 plan is 7,500,000 shares of common stock, subject to an annual increase equal to three percent (3%) of the outstanding common stock as of the last trading day of the prior fiscal year, up to a maximum annual increase of 2,000,000 shares. Corixa currently has less than 11,844,580 shares of common stock available for future stock grants under the 1994 plan and the Coulter Pharmaceutical, Inc. 1996 Equity Incentive Plan, or Coulter 1996 plan, which Corixa assumed when it acquired Coulter. The board of directors believes that the above described annual increase in the number of shares available under the 2001 plan will adequately replenish the pool of shares of common stock available for future use. The board also believes that the 7,500,000 shares of common stock available for issuance under the 2001 plan is an appropriate competitive amount. Shares issued under the 2001 plan will be drawn from authorized but unissued shares.

     Subject to adjustment as provided in the 2001 plan, no more than 500,000 shares of common stock may be granted in the aggregate to any one participant in a single fiscal year. The above limits apply as required to comply with Section 162(m) of the internal revenue code. Section 162(m) precludes Corixa from taking a tax deduction for compensation payments to executives in excess of $1,000,000, unless the payments qualify for the "performance-based" exemption from the $1,000,000 limitation.

     Any share of stock covered by an option that subsequently ceases to be subject to the option (other than by reason of exercise of the option) will be available for issuance under the 2001 plan.

ADMINISTRATION

     The board of directors, the compensation committee or another committee appointed by the board will be the 2001 plan administrator and will have the authority to determine all matters relating to options under the 2001 plan, including the persons to whom options are granted, the type of options, the number of shares of common stock subject to an option, and all terms, conditions, restrictions and limitations of options. With respect to non-executive employees only, the stock option committee will serve as the plan administrator and will have the authority to determine all matters relating to options for non-executive employees under the 2001 plan, including the persons to whom options are granted, the type of options, the number of shares of common stock subject to any option, and all terms, conditions, restrictions and limitation of options. The 2001 plan administrator will also have the exclusive authority to interpret the 2001 plan and may from time to time adopt and change rules and regulations of general application for the 2001 plan's administration.

OPTIONS.

     Options granted under the 2001 plan may be either incentive stock options or nonqualified stock options. The exercise price for all incentive stock options granted under the 2001 plan will not be less than 100% of the common stock's fair market value on the date of grant, and for nonqualified stock options, the exercise price will not be less than 85% of the common stock's fair market value on the date of grant. "Fair market value," for purposes of the 2001 plan, means the closing price for the common stock as reported by Nasdaq for a single trading day. As mentioned previously, on April 16, 2001, the closing price for common stock on Nasdaq was $8.61 per share.

     The 2001 plan administrator has broad discretion to determine the terms and conditions under which options are exercisable, but under no circumstances may an option have a term exceeding ten years from the date it is granted. The exercise price for shares purchased under options may be paid in cash or by check, or, unless the 2001 plan administrator determines otherwise at the time of grant or before the option is exercised, by a combination of cash, check, shares of common stock that have been held for at least six months, delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to deliver to Corixa the amount of sale or loan proceeds necessary to pay the exercise price, or any other type of consideration permitted by the 2001 plan administrator.

     Each option will be exercisable according to a vesting schedule determined by the 2001 plan administrator. The 2001 plan administrator will also determine the circumstances under which an option will be exercisable if the optionee ceases to provide services to Corixa or one of its related corporations. Unless stated otherwise, options will be exercisable for one year after termination of services as a result of retirement, disability or death and for three months after all other terminations, but in no event later than the remaining term of the option. An option will terminate automatically if the optionee's services are terminated for cause, as that term is defined in Corixa's personnel policies.

TRANSFERABILITY

     Unless the 2001 plan administrator determines otherwise, and except as permitted by Section 422 of the internal revenue code, optionees will not be able to assign or otherwise transfer options other than by will or the laws of descent and distribution and, during the optionee's lifetime, the option may be exercised only by the optionee.

CORPORATE TRANSACTION

     Immediately prior to certain types of mergers, consolidations or similar events, as a result of which the stockholders of Corixa receive cash, stock or other property in exchange for their shares of common stock, 50% of the outstanding options will automatically accelerate and become vested, unless the outstanding options will not be replaced by comparable options of the successor corporation, in which case 100% of the outstanding options will automatically accelerate and become vested. Accordingly, upon acceleration of 100% of the outstanding options all outstanding options will then terminate as described above.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     In the event of a stock split, dividend, combination, reclassification or other similar change in Corixa's capital structure effected without the receipt of consideration, appropriate adjustments will be made in the number and class of shares of stock subject to the 2001 plan, the number and class of shares of stock subject to an award outstanding under the 2001 plan, and the exercise price for shares subject to an outstanding award.

WITHHOLDING

     Corixa may require an optionee to pay Corixa any applicable withholding taxes that Corixa is required to withhold with respect to the exercise of an option. The optionee may pay the withholding tax in cash or, subject to applicable law, the 2001 plan administrator may permit the optionee to satisfy its obligations by delivering shares of common stock or by having Corixa withhold the shares.

AMENDMENT AND TERMINATION

     The board of directors may amend or terminate the 2001 plan at any time, provided that, as required by Section 422 of the internal revenue code or any other applicable law or regulation, any amendment that would increase the number of shares available under the 2001 plan, modify the class of persons eligible to receive options or otherwise require stockholder approval must be approved by Corixa's stockholders. The 2001 plan has a termination date ten years after its effective date, however, incentive stock options may not be granted more than ten years after the later of the board's approval of the 2001 plan and any amendment to the 2001 plan that is treated as the adoption of a new plan under
Section 422 of the internal revenue code.

2001 PLAN BENEFITS

     Because awards under the 2001 plan will be discretionary, awards granted for the 2001 fiscal year are not presently determinable. For purposes of comparison, the following chart lists options granted in 2000 under the 1994 plan and the Coulter 1996 plan:

                               2001 PLAN BENEFITS

                NAME AND POSITION                   AVERAGE EXERCISE PRICE    NUMBER OF UNITS
                -----------------                   ----------------------    ---------------
Executive Officers(1).............................          $26.61                 635,000
Non-Executive Officer Employee Group..............           27.21               2,450,000

---------------
(1) Options granted under the 1994 plan during 2000 to the named executive officers are set forth below under "EXECUTIVE COMPENSATION." No options were granted under the 1994 plan during 2000 to directors or nominees for director who are not also executive officers of Corixa.

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion summarizes the federal income tax consequences of the 2001 plan based on the internal revenue code, which is subject to change. Any changes to the internal revenue code could be applied on a retroactive basis and could adversely affect the consequences discussed herein. The following discussion does not cover any state or local tax consequences of participating in the 2001 plan and does not address issues related to the tax consequences of any individual participant. Corixa urges participants to consult with their tax advisors regarding the tax consequences of participating in the 2001 plan based on their particular circumstances.

INCENTIVE STOCK OPTIONS

     An optionee will not have any income at the time an incentive stock option is granted. When an optionee exercises an incentive stock option while employed by Corixa or by one of its related corporations or within three months (one year in case of disability) after termination of employment, no ordinary income will be recognized by the optionee at that time. However, the excess (if any) of the fair market value of the shares acquired upon the exercise over the option price would be a preference item that may cause the optionee to pay an "alternative minimum tax." If the shares acquired upon exercise are not disposed of within either one year from the date of exercise or two years from the date of grant of the option, the excess (if any) of the sales proceeds over the aggregate option price of the shares will be long-term capital gain eligible for favorable rates under the internal revenue code. If the optionee sells the shares prior to the expiration of such periods, the optionee will recognize ordinary income in the year of the disposition equal to the excess of the fair market value of the shares at the time the incentive stock option is exercised (or, if less, the sales proceeds) over the option price. Any additional gain will be capital gain. If the optionee exercises an incentive stock option more than three months (one year in the case of disability) after termination of employment, the tax consequences are the same as those described below for nonqualified stock options.

     Corixa is not entitled to a tax deduction as the result of the grant or exercise of an incentive stock option. If the optionee has ordinary income taxable as compensation as a result of a disposition, Corixa will be entitled to a deduction at the same time and in the same amount as the optionee, assuming that the deduction is not otherwise disallowed by the internal revenue code.

NONQUALIFIED STOCK OPTIONS

     An optionee will not have any income at the time Corixa grants a nonqualified stock option. When an optionee exercises a nonqualified stock option, the difference between the option price and the fair market value of the shares on the date of exercise will be ordinary income (subject to payroll taxes and tax withholding) to the optionee and will be allowed as a deduction to Corixa for federal income tax purposes, assuming that the deduction is not otherwise disallowed by the internal revenue code. When an optionee disposes of shares acquired by exercise of the option, any amount received in excess of the market value of the shares on the date of exercise will be treated as long-term or short-term capital gain, depending on how long the shares have been held. If the amount the optionee receives is less than the market value of the shares on the date of exercise, the loss will be treated as a long-term or short-term capital loss, depending on how long the shares have been held.

STOCK-FOR-STOCK EXCHANGES

     Special rules apply if an optionee pays the exercise price for an option with shares previously owned by the optionee rather than in cash. Participants considering the use of previously owned shares to pay the exercise price of an option should consult their tax advisors.

STOCK AWARDS

     The plan administrator may grant stock awards alone, in addition to, or in tandem with other awards under the 2001 plan. Unless the plan administrator determines otherwise, the applicable stock award agreement will provide that the grantee of the stock award forfeit back to Corixa any unvested stock if the grantee's employment is terminated for any reason. The forfeiture provisions for unvested stock will lapse at a rate determined by the plan administrator.

STOCK APPRECIATION RIGHTS

     The plan administrator may grant SARs alone, in addition to, or in tandem with other awards under the 2001 plan. Upon exercise of a SAR, the grantee will be entitled to receive the excess of the fair market value of the underlying common shares on the exercise date over the aggregate base price applicable to the shares; provided that the base price per share may not be less than the fair market value of the shares on the grant date. The plan administrator may make distributions to the grantee in common stock, cash, or a combination of stock and cash, as determined by the plan administrator.

     The amendment, restatement and redesignation of the 1994 plan requires the affirmative vote of a majority of shares present in person or represented by proxy at the annual meeting at which a quorum is present.

     Recommendation of the board of directors:

     The board of directors recommends a vote IN FAVOR OF amending, restating and redesignating the 1994 plan.

                                 PROPOSAL NO. 4

                             ELECTION OF DIRECTORS

     Corixa's bylaws currently provide for eight directors. The board of directors consists of Steven Gillis, Ph.D., Michael F. Bigham, Mark McDade, Joseph S. Lacob, Robert Momsen, Arnold L. Oronsky, Ph.D., Samuel Saks, M.D., and James W. Young, Ph.D., all of whose terms will expire at the 2001 annual meeting.

     Subject to your approval, the board of directors will be divided into three classes at the 2001 annual meeting. At each subsequent annual meeting, successor directors will be elected to replace those whose terms have expired. Following the 2001 annual meeting, in order to create a staggered board, the directors elected to serve in class 1 will serve from the time of election and qualification until the first annual meeting following election or until a successor has been elected and qualified, the directors elected to serve in class 2 will serve from the time of election and qualification until the second annual meeting following election or until their successors have been elected and qualified, and the directors elected to serve in class 3 will serve from the time of election and qualification until the third annual meeting following election or until their successors have been elected and qualified. Beginning with the 2002 annual meeting, all future directors will serve from the time of election and qualification until the third annual meeting following election or until their successors have been elected and qualified. Vacancies in the board of directors which occur during the year may be filled by the board of directors and the newly appointed director will serve only until the next annual meeting, at which time a director will be elected to fill the vacancy and will serve until the end of the applicable term. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors. For a discussion of the objectives and potential disadvantages of a classified board, please refer to Proposal No. 1.

     The board of directors will vote all proxies received by them IN FAVOR of the eight (8) nominees listed below unless otherwise instructed in writing on the proxy. If any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies may be voted for a substitute nominee who will be designated by the current board to fill the vacancy or for the balance of the nominees without nomination of a substitute, or the size of the board may be reduced in accordance with Corixa's bylaws. As of the date of this proxy statement, the board is not aware of any nominee who is unable or will decline to serve as a director.

     Assuming a quorum is present, the eight (8) nominees that receive the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of Corixa. Shares of common stock may not be voted cumulatively. The board of directors will consider nominations for directors from stockholders submitted in accordance with Section 2.5 of Corixa's bylaws. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in a way that will ensure the election of as many of the nominees listed below as possible, and the specific nominees that the proxy holders will vote for will be determined by the proxy holders.

INFORMATION ABOUT NOMINEES

     Set forth below is information regarding the nominees that the proxy holders will vote for including their principal occupation at present and for the last five years, other directorships held by them, the year in which each became a director of Corixa and their ages as of April 16, 2001:

         NAME OF NOMINEE            AGE          PRINCIPAL OCCUPATION          DIRECTOR SINCE
         ---------------            ---          --------------------          --------------
Steven Gillis, Ph.D...............  47    Chairman of the board of directors        1994
                                          and chief executive officer
Michael F. Bigham.................  43    Vice-Chairman of the board of             2000
                                          directors
Mark McDade.......................  45    Director                                  1994
Joseph S. Lacob(2)................  45    Director                                  1994
Robert Momsen(1)..................  54    Director                                  2000
Arnold L. Oronsky, Ph.D.(1)(2)....  60    Director                                  1994
Samuel R. Saks, M.D.(1)...........  46    Director                                  2000
James W. Young, Ph.D.(2)..........  56    Director                                  2000

---------------
(1) Member of the audit committee.

(2) Member of the compensation committee.

CLASS 1 DIRECTORS -- TERMS TO EXPIRE IN 2002

     Michael F. Bigham has served as a director of Corixa since December 2000. Prior to serving as a director of Corixa Mr. Bigham served as president, chief executive officer and a director of Coulter from July 1996 to December 2000. Mr. Bigham served as executive vice president of operations from April 1994 to June 1996 and chief financial officer from April 1989 to June 1996 at Gilead Sciences, Inc., a biotechnology company. While at Gilead, he also served as vice president of corporate development from July 1988 to March 1992. Mr. Bigham is a member of the board of directors of IntraBiotics Pharmaceutical, Inc., a publicly-held biotechnology company and two privately-held companies. He graduated from the University of Virginia , and received his M.B.A. from the Stanford Graduate School of Business.

     Joseph S. Lacob has served as a director of Corixa since 1994. From 1994 to March 1999, Mr. Lacob served as chairman of the board. Mr. Lacob has been a partner of Kleiner Perkins Caufield & Byers, a venture capital firm, since May 1987. In addition, he is currently the chairman of the board of Microcide

Pharmaceuticals and Cardima. He also serves on the board of Heartport, IsoStent and several other privately held biotechnology, medical device and health care service companies. Mr. Lacob graduated from the University of California, Irvine, received his M.P.H. from the University of California, Los Angeles and received his M.B.A. from the Stanford Graduate School of Business.

CLASS 2 DIRECTORS -- TERMS TO EXPIRE IN 2003

     Mark McDade co-founded Corixa in October 1994 and has served as a director since then. Mr. McDade currently serves as the chief executive officer of Signature BioSciences, Inc., a privately held biotechnology company. Prior to joining Signature, Mr. McDade served as Corixa's president from March 1999 to December 2000. He served as Corixa's chief operating officer from 1994 to December 2000. From 1994 to February 1999, Mr. McDade served as Corixa's executive vice president. Prior to co-founding Corixa, Mr. McDade served as the chief operating officer of Boehringer Mannheim Therapeutics. Mr. McDade graduated from Dartmouth College and received his M.B.A. from Harvard University.

     Arnold L. Oronsky, Ph.D. has served as a director since 1994. From 1994 to the present, Dr. Oronsky has been a general partner at InterWest Partners, a venture capital firm. He is a director of Signal Pharmaceutical and was formerly the chairman of the board of Coulter. From 1995 to 1996, Dr. Oronsky served as president and chief executive officer of Coulter. From 1984 to 1994, Dr. Oronsky served as vice president for discovery research at Lederle Laboratories, where he was responsible for the research of new drugs. Dr. Oronsky graduated from University College, New York University and received his Ph.D. from Columbia University.

     James W. Young, Ph.D. has served as a director since 2000. Dr. Young currently serves as the chief executive officer of Sunesis Pharmaceuticals. Prior to Sunesis Dr. Young served as senior vice president, commercial development, senior vice president, research and development at ALZA Corporation, and finally as group vice president, ALZA Technologies. Prior to joining ALZA, Dr. Young was president of the Pharmaceuticals division at Affymaz, N.V. in Santa Clara, CA. Previously, Dr. Young served as senior vice president and general manager of the pharmaceuticals division of Sepracor, Inc. Dr. Young also held a number of positions during the 17 years at Zoecon Corporation/Sandoz Crop Protection Corporation, culminating as vice president of research. Dr. Young earned his Ph.D. in organic chemistry from Cornell University. He received his B.S. degree in chemistry from Fordham University in New York.

CLASS 3 DIRECTORS -- TERMS TO EXPIRE IN 2004

     Steven Gillis, Ph.D. co-founded Corixa in October 1994 and has served as chief executive officer and as a director of Corixa since that time. Dr. Gillis has served as the chairman of the board of directors since March 1999. From 1994 to February 1999, Dr. Gillis served as Corixa's president. Dr. Gillis was a co-founder of Immunex, where he held multiple positions, including acting chief executive officer and chairman of the board. In addition, Dr. Gillis is a director of Micrologix Biotech, Genesis Research and Development and Rosetta Inpharmatics, Inc. He also serves on the scientific advisory board of Medarex. Dr. Gillis graduated from Williams College and received his Ph.D. from Dartmouth College.

     Robert Momsen has served as a director of Corixa since December of 2000. From February 1995 to December 2000 Mr. Momsen served as a director of Coulter. Since August 1982, Mr. Momsen has been a general partner at InterWest Partners, a private venture capital firm. From 1977 to 1981, Mr. Momsen served as general manager and chief financial officer of Life Instruments Corporation, a medical diagnostic imaging company that he co-founded. Mr. Momsen currently serves as a director of ArthroCare Corp., COR Therapeutics, Inc., Innovasive Devices, Inc. and Urologix, Inc. Mr. Momsen also serves as a director of several private companies. Mr. Momsen graduated and received his M.B.A. from Stanford University.

     Samuel L. Saks, M.D. has served as a director of Corixa since December 2000. Prior to serving as a director of Corixa Dr. Saks served as a director of Coulter from April 2000 through December 2000. Dr. Saks is currently group vice president of ALZA Pharmaceuticals and has held various other positions with ALZA Pharmaceuticals since 1992. Prior to that, Dr. Saks held various executive officer positions at Schering-Plough Corp. and XOMA Corporation. From 1987 to the present, Dr. Saks has served as assistant clinical professor of medicine, Dept. of Medicine, Division of Oncology at the University of San Francisco. Dr. Saks holds a B.S.

in Biology from the University of Illinois at Champaign and an M.D. with honors from the University of Illinois at the Medical Center, Chicago.

BOARD OF DIRECTORS COMMITTEES, COMPENSATION OF DIRECTORS AND OTHER INFORMATION

     The board of directors held a total of four regular meetings during the year ended December 31, 2000, as well as three special meetings in connection with the acquisition of Coulter and a special meeting in connection with the development, commercialization and license agreement and the supply agreement, each between Medicis Pharmaceutical Corporation and Corixa. The board has an audit committee and a compensation committee (see below). Each incumbent director, except Mr. Lacob and Dr. Oronsky, attended at least 75% of the aggregate number of meetings of the board and meetings of the committees of the board on which he serves. There are no family relationships among any of the directors or executive officers of Corixa.

     The compensation committee currently consists of Mr. Lacob, Dr. Oronsky and Dr. Young, three of Corixa's non-employee directors. The compensation committee met once during the year ended December 31, 2000 at which time the committee consisted of Mr. Lacob, Dr. Oronsky and Dr. Young. Its functions are to review and approve the compensation and benefits for Corixa's executive officers, administer Corixa's stock purchase and stock option plans and make recommendations to the board regarding these matters. The report of the compensation committee is set forth below.

     The audit committee currently consists of Mr. Momsen, Dr. Oronsky, and Dr. Saks, three of Corixa's non-employee directors, each of whom is independent of management as defined by Rule 4200(a)(14) of the NASD Marketplace Rules. From April 2000 until September 2000 the audit committee consisted of Mr. Lacob, Dr. Oronsky and Dr. Senyei. In September 2000, Dr. Young succeeded Dr. Senyei as a member of the audit committee. Pursuant to the audit committee charter, the audit committee is required to meet quarterly to review the financial affairs of Corixa. Dr. Senyei, Mr. Lacob and Dr. Oronsky were present at the April 24, 2000 audit committee meeting, Dr. Senyei was present at the August 26, 2000 audit committee meeting and Dr. Oronsky was present at the October 25, 2000 audit committee meeting. The audit committee's functions are to review the scope and results of financial audits and other services performed by Corixa's independent auditors and to make recommendations to the board of directors regarding these matters. The report of the audit committee is set forth below.

     Other than Dr. Young, non-employee directors receive no cash fees for services provided in their capacity as directors. Corixa adopted the 1997 Directors' Stock Option Plan, or directors' plan, on July 25, 1997. As of December 31, 2000, a total of 350,000 shares of Corixa's common stock were reserved for issuance under the directors' plan. The number of authorized shares under the directors' plan is subject to automatic increase on the first trading day of each of the five calendar years beginning in 1998 and ending in 2002 in an amount equal to 50,000 shares of common stock or a lesser amount as the board of directors establishes. The directors' plan provides for the grant of nonqualified stock options to non-employee directors of Corixa. The directors' plan provides that each person who became a non-employee director of Corixa shall be granted nonqualified stock options to purchase 15,000 shares of common stock. Thereafter, on the first day of each fiscal year, commencing fiscal year 1998, each non-employee director shall be automatically granted an additional option to purchase 5,000 shares of common stock if, on that date, he or she served on Corixa's board for at least six months. The directors' options vest over 36 or 12 months, and have 10-year terms. The exercise price of directors' options are equal to the fair market value of Corixa's common stock on the date of grant of the option. The directors' plan has a 10-year term unless terminated earlier. In addition to compensation under the directors' plan, Dr. Young also receives a $2,500 retainer every calendar quarter, a $1,000 board meeting attendance fee, a $500 committee meeting attendance fee and a $500 telephonic board meeting attendance fee.

     On May 11, 2000 Dr. Saks entered into a consulting agreement with Coulter which Corixa assumed when Corixa acquired Coulter. In May of 2000, pursuant to the consulting agreement, Coulter granted Dr. Saks options to purchase 12,000 shares of Coulter common stock, 1/48th of which vests each month until the termination of the consulting agreement on May 31, 2004. In the acquisition of Coulter, Dr. Saks' option to purchase 12,000 shares of Coulter common stock converted to the option to purchase 12,036 shares of Corixa common stock. Under the consulting agreement, Dr. Saks is obligated to perform consulting services, as requested by Corixa, one day a month through the termination of the consulting agreement. In addition, Dr. Saks is entitled to $3,000 for each day of service that Dr. Saks renders to Corixa in excess of 12 days per calendar year.

REQUIRED VOTE

     The eight nominees receiving the highest number of affirmative votes of Corixa's common stock present at the annual meeting in person or by proxy and entitled to vote shall be elected as directors.

     Recommendation of the board of directors:

     The board of directors recommends a vote IN FAVOR OF all nominees named above.

                                 PROPOSAL NO. 5

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     On February 9, 2001, the board unanimously approved the recommendation of the Audit Committee that Ernst & Young LLP be retained as our independent auditors and selected and appointed Ernst & Young LLP to serve as our independent auditors for the year ending December 31, 2001. Corixa requests that the stockholders ratify the board's selection of Ernst & Young LLP, as independent auditors, to audit the accounts and records of Corixa for the year ending December 31, 2001, and to perform other appropriate services.

     The board's selection and appointment is subject to reconsideration by the board in the event that our stockholders fail to ratify the selection of Ernst & Young LLP pursuant to this Proposal 5.

     If the stockholders fail to approve this Proposal 5, the board will reconsider whether or not to retain Ernst & Young LLP as our independent auditors. Whether or not the board's selection is ratified, the board in its discretion may retain Ernst & Young LLP or direct the appointment of a different independent accounting firm at any time during the year if the board determines that such action would be in the best interests of Corixa or our stockholders.

     Corixa expects a representative of Ernst & Young, LLP to be present at the annual meeting to respond to stockholders' questions, and Corixa will give the representative an opportunity to make a brief statement.

     Recommendation of the board of directors:

     The board of directors recommends a vote IN FAVOR OF the ratification of the selection of Ernst & Young LLP.

           COMMON STOCK OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information that has been provided to Corixa with respect to beneficial ownership of shares of Corixa's common stock as of April 16, 2001 for (i) each person who is known by Corixa to beneficially own more than five percent of the outstanding shares of common stock, (ii) each director of Corixa, (iii) each executive officer named in the summary compensation table of this proxy statement, and (iv) all directors and officers of Corixa as a group.

                                                       BENEFICIAL OWNERSHIP(2)
                                                      --------------------------
                                                      NUMBER OF    PERCENTAGE OF
                NAME AND ADDRESS(1)                    SHARES          TOTAL
                -------------------                   ---------    -------------
Castle Gate, L.L.C.(3)..............................  4,241,754         9.4%
  2365 Carillon Point
  Kirkland, WA 98033
Entities affiliated with Deutsche Bank A.G.(4)......  2,250,000         5.2
  Gruneberg Weg 113-115
  60323 Frankfurt
  Federal Republic of Germany
Kleiner Perkins Caufield & Byers(5).................  2,176,967         5.0
  2750 Sand Hill Road
  Menlo Park, CA 94025
Directors and named executive officers
  Steven Gillis, Ph.D.(6)...........................    441,406         1.0
  Mark McDade(7)....................................    269,204           *
  Steven Reed, Ph.D.(8).............................    216,535           *
  Maureen Howard, M.D.(9)...........................     37,764           *
  Cindy Jacobs, Ph.D., M.D.(10).....................     30,314           *
  Joseph Lacob(11)..................................  2,209,050         5.1
  Robert Momsen(12)(14).............................    602,956         1.4
  Michael Bigham(13)................................    591,828         1.4
  Arnold Oronsky, Ph.D.(14)(12).....................    543,503         1.2
  Samuel R. Saks, M.D.(15)..........................     10,357           *
  James W. Young, Ph.D.(16).........................      3,750           *
All directors and officers as a group
  (19 persons)(17)..................................  5,217,996        11.6

---------------
  *  Less than 1%.

 (1) Unless otherwise indicated, the address of each individual named above is Corixa Corporation, 1124 Columbia Street, Suite 200, Seattle, Washington 98104.

 (2) The applicable percentage of beneficial ownership is based on 40,768,485 shares of Corixa common stock outstanding as of April 16, 2001, 12,500 shares of Series A preferred stock and 37,500 shares of Series B preferred stock, which Series A and B preferred stock have the right to vote with the common stock on an as-converted basis and are convertible into an aggregate of 2,936,577 shares of Corixa common stock, with applicable options and warrants for the stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission.

     The number of shares beneficially owned by a person includes shares of Corixa common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of April 16, 2001. Shares issuable pursuant to those options are deemed outstanding for computing the percentage ownership of the person holding the options but are not deemed outstanding for the purposes of computing the percentage ownership of each other person.

     To our knowledge, the 12 persons named in this table have sole voting and investment power with respect to all shares of our common stock shown as owned by them, subject to community property laws where applicable and except as indicated.

 (3) Castle Gate, L.L.C. holds 12,500 shares of Series A preferred stock which are convertible into an aggregate of 1,470,588 shares of Corixa common stock, 37,500 shares of Series B preferred stock which are convertible into an aggregate of 1,465,989 shares of Corixa common stock and has warrants to purchase an additional 1,504,629 shares of Corixa common stock.

 (4) Based solely on information obtained from a filing made on Schedule 13G with the SEC.

 (5) Joseph Lacob, a director, is a general partner of Kleiner Perkins Caufield & Byers and, as such, may be deemed to share voting and investment power with respect to such shares. Mr. Lacob disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest in such shares.

 (6) Includes 150,682 shares issuable upon the exercise of outstanding options exercisable within 60 days of April 16, 2001.

 (7) Includes 65,627 shares issuable upon the exercise of outstanding options exercisable within 60 days of April 16, 2001.

 (8) Includes 43,142 shares issuable upon the exercise of outstanding options exercisable within 60 days of April 16, 2001. 15,151 shares are held in the name of Steven James N. Reed, UGMA WA Merrill Lynch and 15,151 shares are held in the name of Sarah Mariko Reed, UGMA WA Merrill Lynch, both of which accounts name Dr. Reed as custodian. Dr. Reed disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest in the shares.

 (9) Includes 37,764 shares issuable upon the exercise of outstanding options exercisable within 60 days of April 16, 2001. Dr. Howard's relationship with Corixa was terminated as of March 24, 2001.

(10) Includes 30,314 shares issuable upon the exercise of outstanding options exercisable within 60 days of April 16, 2001.

(11) Includes 32,083 shares issuable upon the exercise of outstanding options exercisable within 60 days of April 16, 2001. Mr. Lacob, one of Corixa's directors, is a general partner of Kleiner Perkins Caufield & Byers, and, as such, may be deemed to share voting and investment power with respect to such shares. Mr. Lacob disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest in such shares.

(12) Includes 17,128 shares issuable upon the exercise of outstanding options exercisable within 60 days of April 16, 2001 and also includes 501,500 shares held by InterWest Partners V, L.P. and 3,154 shares held by InterWest Investors V. Mr. Momsen, a director, is a general partner of InterWest Management Partners V, L.P., which is the general partner of InterWest Partners V, L.P. Mr. Momsen is a general partner of InterWest Investors V. Mr. Momsen disclaims beneficial ownership of the shares held by InterWest Partners V, L.P. and InterWest Investors V, except to the extent of his respective pecuniary interest therein.

(13) Includes 181,297 shares held by The Michael F. Bigham Trust, 50,000 shares held by The Bigham Partnership and 180,975 shares issuable upon exercise of outstanding options exercisable within 60 days of April 16, 2001. Mr. Bigham is trustee of The Michael F. Bigham Trust.

(14) Includes 32,083 shares issuable upon the exercise of outstanding options exercisable within 60 days of April 16, 2001 and represents 501,500 shares held by InterWest Partners V, L.P. Dr. Oronsky is a general partner of InterWest Management Partners V, L.P., which is the general partner of InterWest Partners V, L.P. Dr. Oronsky disclaims beneficial ownership of the shares held by InterWest Partners V, L.P., except to the extent of his pecuniary interest therein.

(15) Includes 10,357 shares issuable upon the exercise of outstanding options exercisable within 60 days of April 16, 2001.

(16) Includes 3,750 shares issuable upon the exercise of outstanding options exercisable within 60 days of April 16, 2001.

(17) Includes 1,108,782 shares issuable upon the exercise of outstanding options exercisable within 60 days of April 16, 2001.

     The executive officers of Corixa and their ages as of April 16, 2001 are as follows:

                NAME                   AGE                       POSITION
                ----                   ---                       --------
Steven Gillis, Ph.D. ................  47     Chairman, Chief Executive Officer and Director
Steven Reed, Ph.D. ..................  50     Executive Vice President and Chief Scientific
                                              Officer
Kenneth Grabstein, Ph.D. ............  50     Executive Vice President, Director of
                                              Immunology
Martin Cheever, M.D. ................  57     Vice President, Director of Medical Affairs
Dwayne Elwood........................  53     Senior Vice President, Commercial Operations
Kathleen McKereghan..................  49     Senior Vice President, General Counsel and
                                              Secretary
Charles Richardson, Ph.D. ...........  49     Senior Vice President and Site
                                              Manager -- Hamilton
Geoffrey Yarranton, Ph.D. ...........  49     Senior Vice President and Site
                                              Manager -- South San Francisco
Gary Christianson....................  46     Vice President, Technical Operations
Cindy Jacobs, Ph.D., M.D. ...........  44     Senior Vice President, Director of Clinical
                                              Research
Michelle Burris......................  35     Senior Vice President, Chief Financial Officer

     Biographical information with respect to Corixa's executive officers is presented below except for the biography of Dr. Gillis, who is also a director of Corixa. See "Proposal No. 4 Election of Directors -- Information with respect to Nominees."

     Steven Reed, Ph.D. co-founded Corixa in October 1994 and has served as Corixa's executive vice president and chief scientific officer since then. Dr. Reed also serves as a Professor of Pathobiology at the University of Washington. Prior to co-founding Corixa, he founded the Infectious Disease Research Institute and also served as a senior scientist at the Seattle Biomedical Research Institute. Dr. Reed graduated from Whitman College and received his Ph.D. from the University of Montana.

     Kenneth Grabstein, Ph.D. co-founded Corixa in October 1994 and has served as Corixa's director of immunology since that time. He also serves as our executive vice president, a position he has held since March 1999. From 1994 to February 1999, he served as Corixa's vice president. Prior to co-founding Corixa, Dr. Grabstein was the director of cellular immunology and director of the flow cytometry facility at Immunex. He has also served as an affiliate investigator of the Clinical Research Division of the Fred Hutchinson Cancer Research Center. Dr. Grabstein graduated from the University of California, Berkeley and received his Ph.D. from the University of California, Berkeley.

     Martin Cheever, M.D. has served as vice president, medical affairs since joining Corixa in December 1997. Dr. Cheever is also a co-founder of Corixa. Prior to joining Corixa, he served as an affiliate investigator for the clinical research division for the Fred Hutchinson Cancer Research Center. From 1987 to December 1997, Dr. Cheever was a clinical professor of medicine and a member of the division of oncology at the University of Washington School of Medicine. Dr. Cheever graduated from the University of Michigan and received his M.D. from the University of Michigan School of Medicine.

     Dwayne M. Elwood has served as senior vice president, commercial operations since December 2000. From July 1997 to December 2000, Mr. Elwood served as vice president sales and marketing Coulter Pharmaceutical. From 1990 to 1997, Mr. Elwood served as vice president of new product development and as a management board member at Ortho-McNeil Pharmaceutical, Inc., a division of Johnson & Johnson. He graduated from California State University, Chico.

     Kathleen McKereghan has served as Corixa's senior vice president and general counsel since January 2001. From January 2000 to December 2000 she served as vice president and general counsel and as Corixa's corporate secretary since June 1998. From January 1998 to January 2000, she served as Corixa's director of legal affairs, and from December 1995 to January 1998 she was Corixa's corporate attorney. Prior to joining, Ms. McKereghan practiced law at the law firm of Perkins Coie in Seattle, Washington. Ms. McKereghan is a member of the board of directors of LigoCyte Pharmaceuticals. Ms. McKereghan graduated from the University of California, Davis and received her J.D. from the University of Washington.

     Charles Richardson, Ph.D. has served as Corixa's senior vice president, site manager since January 2001. He served as vice president and general manager at Corixa's Hamilton, Montana facility from October 1999 until December 2000. From 1988 to 1999, Dr. Richardson served in various capacities at Ribi ImmunoChem Research, including vice president of pharmaceutical discovery. He graduated from Carnegie Mellon University and received his Ph.D. from the University of Cincinnati.

     Geoffrey T. Yarranton, Ph.D. has served as senior vice president, site manager -- South San Francisco, since December 2000. From September 1998 to December 2000, Dr. Yarranton served in various capacities at Coulter, including senior vice president of research and development. From 1982 to 1998, Dr. Yarranton held various positions with increasing responsibility at CellTech Therapeutics, Ltd., a biotechnology company in the United Kingdom. Dr. Yarranton received a Ph.D. from the National Institute for Medical Research.

     Gary Christianson has served as Corixa's vice president of technical operations since October 1999. From 1987 to 1999, Mr. Christianson served in various capacities at Ribi ImmunoChem Research, including director of production and engineering. He graduated from Montana State University and is a board certified and licensed engineer.

     Cindy Jacobs, Ph.D., M.D. has served as Corixa's senior vice president, clinical research since January 2001. From April 1999 until December 2000, Dr. Jacobs served as vice president and director of clinical research. Prior to joining Corixa, Dr. Jacobs served as the vice president of clinical research at Cytran. From 1993 to 1998, Dr. Jacobs directed of clinical research at CellPro, where she held various positions including vice president of clinical research. Dr. Jacobs graduated from Montana State University. She received her M.S. from Washington State University, her Ph.D. from Washington State University and her M.D. from the University of Washington.

     Michelle Burris has served as Corixa's senior vice president and chief financial officer since January 2001. From January 1998 until December 2000, Ms. Burris served as vice president and chief financial officer. From February 1997 to January 1998, she was vice president of finance and administration. From 1996 to February 1997, she served as our director of finance and administration, and from 1995 to 1996, she was Corixa's controller. Ms. Burris served Corixa as a consultant from November 1994 through March 1995. Before working with us, Ms. Burris held several finance and planning positions at The Boeing Company. Ms. Burris is a Certified Public Accountant, and she graduated from George Mason University and received her M.B.A. from Seattle University.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table shows the compensation paid to (a) the individual who served as Corixa's Chief Executive Officer during the fiscal year ended December 31, 2000, (b) the four other most highly compensated individuals who served as executive officers of Corixa during the fiscal year ended December 31, 2000 and
(c) the compensation received by each individual described in items (a) and (b) for Corixa's two preceding fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM
                                                 ANNUAL COMPENSATION           COMPENSATION
                                          ---------------------------------    ------------
                                                                  OTHER         SECURITIES
                                                                  ANNUAL        UNDERLYING
                                FISCAL    SALARY     BONUS     COMPENSATION      OPTIONS
  NAME & PRINCIPAL POSITION      YEAR     ($)(1)     ($)(2)       ($)(3)           (#)
  -------------------------     ------    -------    ------    ------------    ------------
Steven Gillis.................   2000     363,000    66,000       11,440         115,000
  Chairman and Chief Executive
     Officer                     1999     330,000    60,000       10,800          88,500
                                 1998     305,000    61,850        9,200          37,750
Mark McDade...................   2000     306,680    60,000       10,587              --
  President and Chief            1999     300,000    56,000       10,000          98,500
  Operating Officer              1998     266,712    52,400        8,300          12,750
Steven Reed...................   2000     215,000    40,500       10,644          40,000
  Executive Vice President and   1999     202,500    41,000       10,000          58,500
  Chief Scientific Officer       1998     192,178    38,200        8,800          12,750
Cindy Jacobs..................   2000     220,000    40,000       10,633          75,000
  Vice President,                1999     135,641        --        6,561          60,000
  Clinical Research              1998          --        --           --              --
Maureen Howard................   2000     212,500    55,000       11,175          27,000
  Vice President and Director    1999     166,667    15,000        9,005          55,000
  of Research and                1998          --        --           --              --
  Development -- Redwood City

---------------
(1) Includes amounts deferred under Corixa's 401(k) plan.

(2) Include bonuses paid in the indicated year and earned in the preceding year.

(3) Amounts reported consist of: (i) amounts Corixa contributed to its 401(k) Plan with respect to each listed executive officer, and (ii) premiums paid on life and accidental death and dismemberment and health insurance policies for the officer's benefit.

     Dr. Gillis, Dr. Reed and Dr. Grabstein each entered into an agreement with Corixa dated September 30, 1994, which provides that their employment is terminable at any time for any reason, with or without cause, by either themselves or Corixa. If Corixa terminates any of their employment, other than for "good cause", the terminated individual will immediately resign from all positions with Corixa and enter into a consulting arrangement for one (1) year commencing immediately after the termination date. In consideration for the consulting arrangement, the terminated individual will continue to be paid their salary and benefits for one (1) year and will become vested over that year in the lesser of (i) an additional one (1) year of shares covered by his stock purchase agreement and/or stock option agreement and (ii) the remaining unvested shares pursuant to his stock purchase agreement or stock option agreement; provided, however, if the terminated individual obtains new employment during the one year period, any salary paid pursuant to the new employment will be offset from amounts due under the consulting agreement and vesting of shares covered by their respective stock purchase agreement will cease as of the date the terminated individual accepts the new employment. For purposes of the employment agreement, "good cause" means gross misconduct or acts or omission that involve fraud or embezzlement or misappropriation of any property or proprietary information of Corixa.

     Mr. McDade entered into a Separation Agreement with Corixa in December 2000. Pursuant to Mr. McDade's separation agreement Mr. McDade shall no longer be an officer of Corixa, however he will remain a director of Corixa and, upon election to the board of directors at the May 2001 annual meeting of stockholders, Mr. McDade will be entitled to the standard director's option package pursuant to the directors' plan.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table provides information about stock options granted to the executive officers listed below in the last fiscal year. In addition, as required by the Securities and Exchange Commission, or SEC, rules, the table sets forth the hypothetical gains that would exist for the options based on assumed rates of annual compound stock price appreciation during the option term.

                                        INDIVIDUAL GRANTS(1)
                         ---------------------------------------------------    POTENTIAL REALIZABLE
                                       PERCENT OF                                 VALUE AT ASSUMED
                         NUMBER OF    TOTAL OPTIONS                             ANNUAL RATES OF STOCK
                         SECURITIES    GRANTED TO                              PRICE APPRECIATION FOR
                         UNDERLYING     EMPLOYEES     EXERCISE                     OPTION TERM(2)
                          OPTIONS       IN FISCAL       PRICE     EXPIRATION   -----------------------
         NAME            GRANTED(#)    YEAR(%)(3)     ($/SH)(4)      DATE        5%($)        10%($)
         ----            ----------   -------------   ---------   ----------   ----------   ----------
Steven Gillis..........   100,000         3.21%        25.125       12/10      1,580,098    4,004,278
                           15,000         0.48         27.875       12/10        262,956      666,383
Mark McDade............        --           --             --          --             --           --
Steven Reed............    25,000         0.80         25.125       12/10        395,024    1,001,069
                           15,000         0.48         27.875       12/10        262,956      666,383
Cindy Jacobs...........    60,000         1.93         25.125       12/10        948,059    2,402,567
                           15,000         0.48         27.875       12/10        262,956      666,383
Maureen Howard.........    12,000         0.39         25.125       12/10        189,612      480,513
                           15,000         0.48         27.875       12/10        262,956      666,383

---------------
(1) No stock appreciation rights were granted to the executive officers in the last fiscal year.

(2) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the SEC. There is no assurance provided to any executive officer or any other holder of Corixa's securities that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% levels or at any other defined level.

(3) Corixa granted stock options representing 3,114,093 shares in the last fiscal year.

(4) The exercise price may be paid in cash, in shares of common stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. Corixa may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information, for the executive officers listed, regarding options to purchase common stock in the fiscal year ended December 31, 2000.

                                                                                    VALUE OF
                                                             NUMBER OF             UNEXERCISED
                                                            UNEXERCISED           IN-THE-MONEY
                                                         OPTIONS AT FISCAL         OPTIONS AT
                             SHARES                         YEAR END(1)        FISCAL YEAR END(2)
                          ACQUIRED ON       VALUE       -------------------   ---------------------
          NAME            EXERCISE(#)    REALIZED($)     VESTED    UNVESTED    VESTED     UNVESTED
          ----            ------------   ------------   --------   --------   ---------   ---------
Steven Gillis...........      -0-            n/a         134,510   175,425    3,089,914   1,332,744
Mark McDade.............      -0-            n/a          53,102    58,863      985,510   1,033,275
Steven Reed.............      -0-            n/a          57,967    78,029    1,268,836     702,272
Cindy Jacobs............      -0-            n/a          22,188   112,812      381,919     773,080
Maureen Howard..........      -0-            n/a          28,208    62,738      400,660     602,722

---------------
(1) No stock appreciation rights were outstanding during fiscal year 2000.

(2) Based on the $27.875 per share closing price of Corixa's common stock on Nasdaq on December 31, 2000, less the exercise price of the options.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The compensation committee of the board of directors has general responsibility for establishing the compensation payable to Corixa's executive officers and has the sole and exclusive authority to administer Corixa's stock option plan under which option grants may be made to executive officers.

     Our compensation policy as established by the Board is intended to provide competitive compensation to all employees, giving consideration to the relative contribution and performance of each employee on an individual basis. It is our policy to compensate our executive officers taking into consideration industry norms, primarily in the form of base salary, together with incentive bonuses. In addition, it is our policy to grant stock options to each of our executive officers to align their interests with stockholder value. The biotechnology industry is extremely competitive with respect to recruitment and retention of qualified executives; accordingly, we use independently published surveys of biotechnology industry compensation levels to ensure that our compensation practices are comparable to other biotechnology companies.

     Determining the compensation of our executive officers is the responsibility of the Board, through its Compensation Committee, which has overall responsibility for our compensation policies for senior management. The Compensation Committee makes recommendations to the Board as to the salaries of, incentive bonuses awarded to, and the number and terms of options granted to our Chief Executive Officer and other executive officers.

     Executive compensation consists of three major components: base salary, annual incentive bonus and stock options. The Compensation Committee has a regular meeting each December to determine the annual salary component of executive compensation to be paid in the following calendar year. At this meeting, the amount of cash incentive bonus compensation to be awarded to the executives for performance in the current year, which can be higher or lower than the bonus incentive target, is also determined.

     The determination of the base salaries of the Chief Executive Officer and other executive officers is based on annual surveys of similar positions at other biotechnology companies, together with assessments of individual performance and our achievement of predetermined operating goals that are established annually by the Board (the goals for 2000 are described below). Relative weights are assigned to the factors used to determine base salaries for individual executives. Assessments of individual performance include objective standards and subjective evaluations of the value of individual executives to Corixa. The surveys employed include some, but not all, of the companies in the Nasdaq Biotechnology Index. The salaries paid to executives in 2000 were determined by reference compensation survey data from various public and proprietary sources.

In the case of Dr. Gillis, the Compensation Committee established a base salary of $363,000 for 2000, which represented approximately the 50th percentile for chief executive officers. The Compensation Committee established 2000 base salaries for our other executive officers ranging from 20th to 75th percentile for executives performing similar functions.

     In addition, the Compensation Committee considers survey data in establishing new annual bonus incentive targets for our executive officers, including annual bonus information provided for executive officers by a representative group of selected biotechnology companies, as well as from proprietary sources obtained by external compensation consultants. The annual bonus incentive targets most recently approved by the Compensation Committee for our executive officers represented an overall range of approximately the 10th to 25th percentile from these sources. The Compensation Committee has decided that annual bonus incentive awards for our executive officers should be driven by our overall achievements. Company objectives are established at the beginning of each year and approved by the Board. On an annual basis, the Compensation Committee conducts an assessment of our overall performance as measured against our objectives for the applicable year, and at that time the Compensation Committee determines the maximum percentage of the annual bonus incentive targets payable to our executive officers. The annual bonus targets can be increased by the Compensation Committee if we have exceeded our objectives for the year or decreased if we have failed to meet our objectives for the year. An annual bonus award can also be modified upward (to 150%) or downward (to 0%) by the Compensation Committee, depending on the overall achievements of the company.

     At its December 2000 meeting, the Compensation Committee approved 2001 annual objectives for our executive officers. The Chief Executive Officer, Dr. Gillis, has an annual incentive target of 20% of base salary. In addition, the other officers for whom compensation is reported in this proxy statement were given an annual incentive target of 20% of base salary. Although based on the annual incentive percentages, actual incentive bonuses are subject to modification based on our overall performance, whether we have met our objectives for the year, and based on the individual executive officer's performance.

     Also at its December 2000 meeting, the Compensation Committee evaluated the overall performance objectives for Dr. Gillis and the other executive officers for whom compensation is reported in this proxy statement. The Compensation Committee determined that 100% of the annual incentive bonus would be awarded to each eligible officer (i.e., 20% of 100% of base salary). The Compensation Committee's decision took into account our overall achievement against established 2000 objectives, which had been assigned relative weights by the Board. All of our 2000 objectives previously established by the Board had been met or exceeded, including achievement of budgeted goals for revenue growth and improvement in our net operating results; accomplishment of growth projections; attainment of certain manufacturing improvements; goals relating to partner requirements; and achievement of clinical trial program goals. In addition to achieving these goals, the Compensation Committee gave special recognition to the successful completion of a $60 million public offering of our common stock by us in the second quarter of 2000. Accordingly, these bonuses were distributed in January 2001.

     Options to purchase shares of our stock were granted to the officers named in this report, as well as other employees, during 2000. The option grant was undertaken pursuant to our long-term incentive performance award program, initially implemented in 1994, wherein employees are eligible to receive a grant of stock options dependent on individual performance and position held. Under this program in 2000, Dr. Gillis received an option grant to purchase 115,000 shares of stock; other officers named in this proxy statement received grants to purchase between 27,000 and 75,000 shares of stock.

                    DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The Compensation Committee considered the impact of Section 162(m) of the internal revenue code adopted under the Omnibus Budget Reconciliation Act of 1993, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the chief executive officer and four other most highly compensated executive officers, respectively, unless the compensation meets the requirements for the "performance-based" exception to Section 162(m). Corixa expects the cash compensation that it will pay to each of its executive officers to be below $1 million. The

Compensation Committee believes that options granted under Corixa's 1994 stock option plan to its executive officers will meet the requirements to qualify as performance-based and the Compensation Committee believes that Section 162(m) will not affect the tax deductions available to Corixa with respect to the compensation of its executive officers. It is the Compensation Committee's policy to qualify the executive officers' compensation for deductibility under applicable tax law, however, Corixa may pay compensation to its executive officers that may not be deductible.

                                          COMPENSATION COMMITTEE

                                          Joseph S. Lacob
                                          Arnold L. Oronsky, Ph.D.
                                          James W. Young, Ph.D.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The compensation committee of the board of directors currently consists of Mr. Lacob, Dr. Oronsky and Dr. Young. No member of the compensation committee or executive officer of Corixa has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

                           RELATED PARTY TRANSACTIONS

     LigoCyte Pharmaceuticals. In October 1999, we entered into an exclusive research and development agreement with LigoCyte Pharmaceuticals, an early-stage biotechnology company, for the development of its proprietary monoclonal antibodies against the yeast, Candida albicans. Under the agreement, we agreed to fund LigoCyte's efforts to develop treatments for hospital-based systemic Candida infections and LigoCyte's effort to develop a novel vaccine to treat recurring vaginal candidiasis. Under the agreement, we will make research and development payments to LigoCyte and, if LigoCyte achieves certain milestones, we will make additional milestone payments, as well as royalty payments on future product sales. In addition to the collaborative agreement, we purchased preferred stock in LigoCyte for $1.0 million. Kathleen McKereghan, our senior vice president and general counsel, is a member of LigoCyte's board of directors.

     Genesis Research and Development. In January 1998, we entered into a collaborative research and development agreement with Genesis Research and Development to develop and commercialize the M. vaccae-derived product, PVAC treatment, for psoriasis. Under the agreement, we will share the costs of product development and the revenue received related to PVAC treatment with Genesis. If one party incurs more than 50% of product development costs, that party will receive a pro rata increased portion of revenues related to product sales. Under the agreement, Genesis also granted us an exclusive worldwide right to develop the M. vaccae-derived product for certain other autoimmune diseases, including RA, MS and diabetes. We also entered into a separate agreement with Genesis, effective in January 1998, to research and develop M. vaccae-derived products as vaccine adjuvants. Under the agreement Genesis granted us an exclusive license to use these adjuvant products in our proprietary vaccines. Steven Gillis, our chairman and chief executive officer, is a member of Genesis' board of directors.

     Rosetta Inpharmatics, Inc. In December 1999, we entered into a collaborative research and development agreement with Rosetta Inpharmatics to access Rosetta's experience in utilizing microarrays and analyzing microarray data to determine gene expression. Under the agreement, we will make research payments. Steven Gillis, Ph.D., our chairman and chief executive officer, is a member of Rosetta's board of directors.

                            STOCK PERFORMANCE GRAPH
(PERFORMANCE GRAPH)

                                                                               NASDAQ STOCK MARKET
                                                   CORIXA CORPORATION                (U.S.)               NASDAQ BIOTECHNOLOGY
                                                   ------------------          -------------------        --------------------
10/2/97                                                  100.00                      100.00                      100.00
12/97                                                     66.20                       92.68                       88.61
3/98                                                      54.63                      108.47                       98.95
6/98                                                      50.93                      111.45                       92.73
9/98                                                      45.37                      100.57                       93.11
12/98                                                     68.52                      130.68                      127.85
3/99                                                      59.26                      146.47                      145.67
6/99                                                     131.94                      160.27                      148.28
9/99                                                      99.54                      164.15                      172.31
12/99                                                    125.93                      241.85                      257.79
3/00                                                     305.56                      145.12                      320.47
6/00                                                     318.06                      215.74                      355.71
9/00                                                     372.22                      232.97                      384.48
12/00                                                    206.48                      261.86                      317.05

------------------------------------------------------------------------------------------
                       10/2/97    12/97     3/98      6/98      9/98      12/98     3/99
------------------------------------------------------------------------------------------
 Corixa Corporation    100.00     66.20     54.63     50.93     45.37     68.52     59.26
 NASDAQ Stock Market
  (U.S.)               100.00     92.68    108.47    111.45    100.57    130.68    146.47
 NASDAQ
  Biotechnology        100.00     88.61     98.95     92.73     93.11    127.85    145.67
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                        6/99      9/99      12/99     3/00      6/00      9/00      12/00
------------------------------------------------------------------------------------------
 Corixa Corporation    131.94     99.54    125.93    305.56    318.06    372.22    206.48
 NASDAQ Stock Market
  (U.S.)               160.27    164.15    241.85    145.12    215.74    232.97    261.86
 NASDAQ
  Biotechnology        148.28    172.31    257.79    320.47    355.71    384.48    317.05
------------------------------------------------------------------------------------------

     The preceding graph shows a comparison of cumulative total stockholder returns for Corixa's common stock, the Nasdaq Stock Market index for United States companies, and the Nasdaq Biotechnology Company index. The graph assumes the investment of $100 on October 2, 1997, the date of Corixa's initial public offering and reinvestment of the full amount of all dividends, if any. The performance shown is not necessarily indicative of future performance.

     The information presented in the performance graph indicates that $100 invested in Corixa's common stock on October 2, 1997, the effective date of Corixa's completed initial public offering of common stock, would be worth approximately $206.48 on December 31, 2000 which represents an annual rate of return of 32.76%. The same amount hypothetically invested in the Nasdaq Stock Market Index for U.S. companies, and the Nasdaq Biotechnology Company Index would be worth $261.86 or $317.05, respectively, which represent an annual rate of return of 49.8% and 66.7%, respectively.

NOTE: Stock price performance shown above for our common stock is historical and not necessarily indicative of future price performance.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of our Board of Directors is comprised of three independent directors and operates under a written charter adopted by the Board of Directors. The members of the audit committee are Robert Momsen (Audit Committee Chair), Arnold Oronsky and Samuel Saks.

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed and discussed the audited financial statements in the Annual Report with management and with the independent accountants, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements, and such other matters as are required to be discussed by the Statement on Auditing Standards No. 61, "Communication with Audit Committee".

     The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board's Standard No. 1 "Independence Discussions with Audit Committees" and considered the compatibility of nonaudit services with the auditors' independence.

     The Committee discussed with the Company's independent auditors the overall scope and plans for their audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held three meetings during fiscal year 2000.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended that the stockholders ratify the selection of the Company's independent auditors.

                                          Audit Committee

                                          Robert Momsen, Audit Committee Chair
                                          Arnold Oronsky, Audit Committee Member
                                          Samuel Saks, Audit Committee Member

                                   FORM 10-K

     Corixa will mail without charge, upon written request, a copy of its Form 10-K report for the year ended December 31, 2000. Requests should be sent to Investor Relations, Corixa Corporation 1124 Columbia Street, Suite 200, Seattle, WA 98104.

                             STOCKHOLDER PROPOSALS

     Under the Securities and Exchange Commission's proxy rules, stockholder proposals that meet certain conditions may be included in our proxy statement and form of proxy for a particular annual meeting. Stockholders that intend to present a proposal at our 2002 annual meeting must give notice of the proposal to us no later than January 5, 2002 to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Stockholders that intend to present a proposal that will not be included in the proxy statement and form of proxy must give notice of the proposal to us no fewer than 60 nor more than 90 days prior to the date of the 2002 annual meeting. Even if we receive a proposal from a qualified stockholder in a timely manner, it will not guarantee that proposal's inclusion in our proxy materials or its presentation at the 2002 annual meeting because there are other requirements in the proxy rules that a proposal must meet in order to be included and presented.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Corixa's directors, executive officers and persons who own more than 10% of Corixa common stock, or reporting persons, to file with the SEC initial reports of beneficial ownership on Form 3 and reports of changes in beneficial ownership of Corixa common stock on Form 4. Reporting persons are required by SEC regulations to furnish Corixa with copies of all Section 16(a) reports they file. To our knowledge, based solely on our review of the copies of reports received or written representations from the reporting persons that no other reports were required, we believe that all filing requirements required by
Section 16(a) applicable to our officers, directors and greater than 10% beneficial owners were complied with, with the exception of Mark McDade, who filed a late Form 4.

                              INDEPENDENT AUDITORS

     Representatives of Ernst & Young LLP, our independent auditors, are expected to attend the annual meeting and will be available to respond to appropriate questions from stockholders.

     The aggregate fees billed by Ernst & Young, LLP in the year 2000 for its audit of our consolidated financial statements for the year 2000 and for its reviews of our interim consolidated financial statements was $436,000. Ernst & Young billed no fees in 2000 for information technology consulting. The aggregate fees billed by Ernst & Young in 2000 for professional fees other than audit and information technology consulting fees was $61,000. During 2000, none of the hours Ernst & Young expended on our financial audit were provided by persons other than Ernst & Young's full-time permanent employees.

     Our audit committee has determined that Ernst & Young's rendering of all other non-audit services is compatible with maintaining auditor independence.

                                 OTHER MATTERS

     As of the date of this proxy statement, the board of directors does not intend to present, and has not been informed that any other person intends to present, any matters for action at the annual meeting other than the matters specifically referred to in this proxy statement. If other matters properly come before the annual meeting, it is intended that the holders of the proxies will act with respect thereto in accordance with their best judgment.

     It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                          By Order of the Board of Directors,

                                          /s/ KATHLEEN N. MCKEREGHAN
                                          Kathleen N. McKereghan
                                          Secretary

April 17, 2001
Seattle, Washington

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

                                                                      APPENDIX A

                           SIXTH AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                               CORIXA CORPORATION
                             A DELAWARE CORPORATION
                       (PURSUANT TO SECTIONS 242 AND 245
                    OF THE DELAWARE GENERAL CORPORATION LAW)

     CORIXA CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, hereby certifies as follows:

     First: That the name of the corporation is Corixa Corporation and that the corporation was originally incorporated as WWE Corporation on September 8, 1994 pursuant to the General Corporation Law.

     Second: That the following amendment and restatement was duly adopted in accordance with the provisions of Section 242 and Section 245 of the Delaware General Corporation Law by obtaining a majority vote of each of the Common Stock and Preferred Stock, in favor of said amendment and restatement in the manner set forth in Section 228 of the Delaware General Corporation Law.

     Third: The Amended and Restated Certificate of Incorporation of this corporation shall be restated to read in full as follows:

                                   ARTICLE I

     The name of this corporation is Corixa Corporation.

                                   ARTICLE II

     The address of the registered office of this corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

                                  ARTICLE III

     The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                   ARTICLE IV

     This corporation is authorized to issue two classes of stock to be designated common stock ("Common Stock") and preferred stock ("Preferred Stock"). The total number of shares which the Corporation is authorized to issue is One Hundred Ten Million (110,000,000) shares. The number of shares of Common Stock authorized to be issued is One Hundred Million (100,000,000), par value $0.001 per share, and the number of shares of Preferred Stock authorized to be issued is Ten Million (10,000,000), par value $0.001 per share.

     The Preferred Stock may be issued from time to time in one or more series, without further stockholder approval. The Board of Directors is hereby authorized, in the resolution or resolutions adopted by the Board of Directors providing for the issuance of any wholly unissued series of Preferred Stock, within the limitations and restrictions stated in this Amended and Restated Certificate of Incorporation, to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them, and to increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

                                   ARTICLE V

     Except as otherwise provided in this Amended and Restated Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of this corporation.

                                   ARTICLE VI

     The number of directors of this corporation shall be fixed from time to time by a bylaw or amendment thereof duly adopted by at least 66 2/3% of the Board of Directors. Prior to the 2001 annual election of Directors, unless a Director earlier dies, resigns or is removed, his or her term of office shall expire at the next annual meeting of stockholders. At the 2001 annual election of Directors, the Board of Directors shall be divided into three classes, with said classes to be as equal in number as may be possible, with any Director or Directors in excess of the number divisible by three being assigned to Class 3 and Class 2, as the case may be. At the first election of Directors to such classified Board of Directors, each Class 1 Director shall be elected to serve until the next ensuing annual meeting of stockholders, each Class 2 Director shall be elected to serve until the second ensuing annual meeting of stockholders and each Class 3 Director shall be elected to serve until the third ensuing annual meeting of stockholders. At each annual meeting of stockholders following the meeting at which the Board of Directors is initially classified, the number of Directors equal to the number of Directors in the class whose term expires at the time of such meeting shall be elected to serve until the third ensuing annual meeting of stockholders. Notwithstanding any of the foregoing provisions of this Article, Directors shall serve until their successors are elected and qualified or until their earlier death, resignation or removal from office, or until there is a decrease in the number of Directors.

                                  ARTICLE VII

     Elections of directors need not be by written ballot unless the Bylaws of this corporation shall so provide.

                                  ARTICLE VIII

     Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of this corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of this corporation.

                                   ARTICLE IX

     A director of this corporation shall, to the full extent permitted by the Delaware General Corporation Law as it now exists or as it may hereafter be amended, not be liable to this corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Neither any amendment nor repeal of this Article, nor the adoption of any provision of this Amended and Restated Certificate of Incorporation inconsistent with this Article, shall eliminate or reduce the effect of this Article in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

                                   ARTICLE X

     No action required to be taken or that may be taken at any annual or special meeting of the stockholders of this corporation may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

                                   ARTICLE XI

     To the fullest extent permitted by applicable law, this corporation is authorized to provide indemnification of (and advancement of expenses to) its agents (and any other persons to which Delaware law permits this corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to this corporation, its stockholders, and others.

     Any repeal or modification of any of the foregoing provisions of this Article shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of this corporation with respect to any acts or omissions of such director, officer, agent or other person occurring prior to such repeal or modification.

                                  ARTICLE XII

     In the election of directors, each holder of shares of any class or series of capital stock of the Corporation shall be entitled to one vote for each share held. No stockholder will be permitted to cumulate votes at any election of directors.

                                  ARTICLE XIII

     The Board of Directors of the Corporation is expressly authorized to make, alter or repeal Bylaws of the Corporation. In addition to any requirements of law and any other provisions hereof (and notwithstanding the fact that approval by a lesser vote may be permitted by law or any other provision hereof), the affirmative vote of the holders of at least 66 2/3 percent of the voting power of the then outstanding shares of stock of all classes and all series of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter, repeal or adopt any provision inconsistent with, this Article XIII or Article VI hereof.

                                  ARTICLE XIV

     This corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

               DESIGNATION OF RIGHTS, PREFERENCES AND PRIVILEGES
                          OF SERIES A PREFERRED STOCK

     The Board of Directors of this corporation hereby establishes a series of this corporation's Preferred Stock, having a per share par value of $0.001, and hereby states the designation and number of shares, and fixes the relative rights, preferences and limitations thereof as follows:

     1. Designation. The series of Preferred Stock of the Corporation (the "Preferred Stock") shall be designated as "Series A Preferred Stock" with a par value of $0.001 per share.

     2. Authorized Number. The number of shares constituting the Series A Preferred Stock shall be Twelve Thousand Five Hundred (12,500) shares. The rights, preferences, restrictions and other matters relating to the Series A Preferred Stock set forth below are subject to the issuance of any subsequent series of preferred stock. The Board of Directors is also authorized to decrease the number of shares of any series of preferred stock prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

     3. Dividend Provisions.

     (A) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock which may from time to time come into existence ranking prior and superior to the shares of Series A Preferred Stock with respect to dividends and to the provisions of this Section 3, the holders of the Series A Preferred Stock shall be entitled to receive, when, as, and if declared by the Board of Directors out of funds legally available for such purpose, dividends at the rate of $50.00 per annum per share, and no more, which shall be cumulative, shall accrue without interest (except as otherwise provided herein as to dividends in arrears) from the date of original issuance of such share of Series A Preferred Stock (the "Issuance Date" with respect to such share) and shall be payable on an annual basis in cash or in shares of Common Stock as provided herein, on the date that is the yearly anniversary of the Issuance Date applicable to such share of Series A Preferred Stock (each such date being referred to herein as an "Annual Dividend Payment Date"), commencing on the date that is the one-year anniversary of Initial Closing (as such term is defined in the Equity Line of Credit and Securities Purchase Agreement entered into between the Corporation and Castle Gate, L.L.C., a Washington limited liability company, in April 1999 (the "Purchase Agreement")), to holders of Series A Preferred Stock of record as they appear on the stock books of the Corporation on such record dates, not more than thirty (30) days preceding the payment dates for such dividends, as shall be fixed by the Board.

     Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Issuance Date with respect to such shares. Dividends on the Series A Preferred Stock shall be paid in cash or shares of Common Stock or any combination of cash and shares of Common Stock, at the option of the Corporation as hereinafter provided. No dividends or other distributions, other than dividends payable solely in shares of Common Stock, shall be paid or set apart for payment on any shares of Common Stock, and no purchase, redemption, or other acquisition shall be made by the Corporation of any shares of Common Stock (other than pursuant to any stock repurchase rights in existence prior to the date of issuance of the Series A Preferred Stock and the repurchase of shares of Common Stock from employees, officers, directors, consultants or other persons performing services for the Corporation or any subsidiary pursuant to agreements under which the Corporation has the option to repurchase such shares at cost upon the occurrence of certain events, such as the termination of employment, or through the exercise of any right of first refusal) unless and until all accrued and unpaid dividends (and applicable Arrearage Interest (as defined in Section 3(C) below) on dividends in arrears) on the Series A Preferred Stock shall have been paid or declared and set apart for payment.

     Any references to "distribution" contained in this Section 3 shall not be deemed to include any stock dividend or distributions made in connection with any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary.

     (B) If the Corporation elects in the exercise of its sole discretion to issue shares of Common Stock in payment of dividends on the Series A Preferred Stock with respect to any Annual Dividend Payment Date, the Corporation shall
(1) give notice to the holders of the Series A Preferred Stock at least five days prior to the applicable Annual Dividend Payment Date of the Corporation's election to exercise such right and (2) deliver, or cause to be delivered, by the fifth trading day after such Annual Dividend Payment Date to each holder of such shares the number of whole shares of Common Stock arrived at by dividing
(i) the applicable per share Conversion Price of such shares of Common Stock (as determined in accordance with Section 6(c) below) into (ii) the total amount of cash dividends such holder would be entitled to receive if the aggregate dividends on the Series A Preferred Stock held by such holder which are being paid in shares of Common Stock were being paid in cash. No fractional shares of Common Stock shall be issued in payment of dividends. In lieu thereof, the Corporation shall pay cash in an amount equal to the product of (x) the applicable Conversion Price multiplied by (y) the fraction of a share of Common Stock which would otherwise be issuable by the Corporation.

     Shares of Common Stock issued in payment of dividends on Series A Preferred Stock pursuant to this Section shall be, and for all purposes shall be deemed to be, validly issued, fully paid and nonassessable shares of Common Stock; the issuance and delivery thereof is hereby authorized; and the dispatch in full thereof will be, and for all purposes shall be deemed to be, payment in full of the cumulative dividends to which holders are entitled on the applicable Annual Dividend Payment Date.

     (C) In the event the Corporation fails to elect whether to pay dividends with respect to a particular Annual Dividend Payment Date in cash, in shares of Common Stock, or in any combination of cash and shares of Common Stock within thirty (30) days following such Annual Dividend Payment Date and fails to pay such dividends within such thirty (30) day period, then such dividends will bear Arrearage Interest, effective beginning on the applicable Annual Dividend Payment Date, until paid. For purposes of this Section 3(C), "Arrearage Interest" means simple interest per annum, at the then applicable rate of interest announced by Chase Manhattan Bank, N.A. from time to time as its prime rate, on any dividend on shares of Series A Preferred Stock which dividend is not paid within thirty (30) days following the applicable Annual Dividend Payment Date.

     (D) Dividends will be paid by the Corporation on each outstanding share of Series A Preferred Stock for a minimum of four (4) years and a maximum of seven
(7) years as provided in this Section 3(D).

          (i) In the event any shares of Series A Preferred Stock are converted into Common Stock pursuant to Section 6(A) or 6(B) hereof at any time after the Issuance Date with respect to such shares pursuant to the Purchase Agreement, the Corporation's obligation to pay dividends pursuant to this
     Section 3 with respect to such shares shall terminate on the effectiveness of such conversion in accordance with the terms of this Certificate of Designation; provided, however, that notwithstanding anything to the contrary in this Section 3(D) in no event will the Corporation's obligation to pay dividends on such shares, whether or not such shares have been converted into Common Stock, terminate before four (4) annual dividend payments (together with any applicable Arrearage Interest on dividends in arrears) have been made with respect to such shares.

          (ii) In the event (a) any shares of Series A Preferred Stock have not been converted into shares of Common Stock pursuant to Section 6(A) or 6(B) on or prior to the date that is the four-year anniversary of the Issuance Date with respect to such shares (the "4 Year Anniversary" with respect to such shares) and (b) on the earlier of the 4 Year Anniversary or any subsequent annual anniversary of such Issuance Date the average per share closing price of the Common Stock on the Nasdaq National Market as reported in the Wall Street Journal (the "Closing Price") for the sixty (60) day period prior to such 4 Year Anniversary or subsequent annual anniversary, as applicable, is greater than the product of C x 1.20(N) (where "C" equals the Conversion Price applicable to such shares of Series A Preferred Stock and "N" equals the number of years from the Issuance Date with respect to such shares of Series A Preferred Stock), then the Corporation's obligation to issue dividends pursuant to this Section 3 with respect to such shares shall terminate effective as of such 4 Year Anniversary or subsequent annual anniversary, as applicable, provided that the Corporation has made at least four (4) annual dividend payments (together with any applicable Arrearage Interest on dividends in arrears) with respect to such shares.

          (iii) Regardless of whether any shares of Series A Preferred stock have been converted into shares of Common Stock in accordance with this Certificate of Designation, the Corporation's obligation to pay dividends pursuant to this Section 3 shall terminate fully and be no further force or effect with respect to any shares of Series A Preferred Stock on the date that is the seven-year anniversary of the Issuance Date with respect to such shares; provided that the Corporation has paid all applicable accrued dividends (together with any applicable Arrearage Interest on dividends in arrears) in accordance with the terms of this Section 3.

     4. Liquidation.

     (A) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock which may from time to time come into existence ranking prior and superior to the shares of Series A Preferred Stock with respect to liquidation, in the event of any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, all of the assets and surplus funds of the Corporation legally available for distribution shall be distributed among the holders of Series A Preferred Stock and Common Stock pro rata based on the number of shares of Common Stock held by each (assuming full conversion of all such Series A Preferred Stock in accordance with the terms of this Certificate of Designation).

     (B) For purposes of this Section 4, a liquidation, dissolution or winding up of the Corporation shall be deemed to occur if the Corporation shall sell, convey, or otherwise dispose of all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) or effect any other transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Corporation is disposed of, provided that this Section 4(B) shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Corporation; provided further that, if such transaction or series of transactions results in the holders of the Series A Preferred Stock receiving securities upon conversion which may then be resold pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), then such transactions or series of transactions shall not be as a liquidation, dissolution change of control or winding up of the Corporation within the meaning of this Section 4.

     (C) Whenever the distribution provided for in this Section 4 shall be payable in securities or property other than cash, the value of such distribution shall be as follows:

          (i) Securities not subject to investment letter or other similar restrictions on free marketability:

             (A) If traded on a securities exchanges or The Nasdaq Stock Market, the value shall be deemed to be average of the closing prices of the securities on such exchange over the 30-day period ending three (3) days prior to the closing;

             (B) If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the 30-day period ending three (3) days prior to the closing; and

             (C) If there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Corporation.

          (ii) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of the stockholder's status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined in good faith by the Board of Directors of the Corporation.

     5. Redemption. The Series A Preferred Stock shall not be redeemable.

     6. Conversion. The holders of Series A Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

     (A) Optional Conversion. Subject to the limitations on conversion contained in Section 6(E) below, each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time following the Issuance Date thereof at the office of the Corporation or any transfer agent for the Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $1,000.00 by the applicable Conversation Price for the Series A Preferred Stock (determined as provided in
Section 6(C)).

     (B) Automatic Conversion. Each share of Series A Preferred Stock shall automatically be converted into fully paid and nonassessable shares of Common Stock at the applicable Conversion Price for such share of Series A Preferred Stock on the earlier of the following: (i) in the event that on the 4 Year Anniversary or any subsequent annual anniversary of the Issuance Date for such share the Closing Price for the sixty (60) day period prior to such 4 Year Anniversary or subsequent annual anniversary, as applicable, is greater than the product of C x 1.30(N) (where "C" equals the Conversion Price applicable to such shares of Series A Preferred Stock and "N" equals the number of years from the Issuance Date with respect to such shares of Series A Preferred Stock), and (ii) the date that is the seven-year anniversary of the Issuance Date applicable to the first share of Series A Preferred Stock issued pursuant to the Purchase Agreement.

     (C) Conversion Price. The Conversion Price applicable to a share of Series A Preferred Stock shall be determined as follows: (i) with respect to shares of Series A Preferred Stock issued at the Initial Closing (as defined in the Purchase Agreement), the Conversion Price shall be equal to $8.50 per share; and
(ii) with respect to any shares of Series A Preferred Stock issued at (a) Subsequent Closing(s) (as defined in the Purchase Agreement), if any, the Conversion Price shall be equal to the Closing Price for the period beginning sixty (60) days prior to the date of the applicable Subsequent Closing and ending sixty (60) days following the date of the applicable Subsequent Closing (or such applicable shorter period of time in the event the Common Stock ceases to be traded publicly); provided, however, with respect this subsection 6(C)(ii), notwithstanding the immediately foregoing calculation, in no event will the Conversion Price applicable to shares of Series A Preferred Stock issued at any Subsequent Closing exceed the following ceiling prices (each a "Ceiling Price"): (a) with respect to any shares of Series A Preferred Stock issued within the first three (3) months beginning on the Execution Date (as defined in the Purchase Agreement), the Ceiling Price shall be $9.35 per share;
(b) with respect to any shares of Series A Preferred Stock issued within the following three (3) month period (such three (3) month period and each subsequent three (3) month period thereafter referred to herein as a "Quarter"), the Ceiling Price shall be $10.29 per share, (c) with respect to any shares of Series A Preferred Stock issued within the third Quarter, the Ceiling Price shall be $11.31 per share, (d) with respect to any shares of Series A Preferred Stock issued within the fourth Quarter, the Ceiling Price shall be $12.45 per share; (e) with respect to any shares of Series A Preferred Stock issued within the fifth Quarter, the Ceiling Price shall be $13.69 per share; (f) with respect to any shares of Series A Preferred Stock issued within the sixth Quarter, the Ceiling Price shall be $15.06 per share; (g) with respect to any shares of Series A Preferred Stock issued within the seventh Quarter, the Ceiling Price shall be $16.56 per share; and (h) with respect to any shares of Series A Preferred Stock issued within the eighth Quarter, the Ceiling Price shall be $18.22 per share.

     (D) Mechanics of Conversion.

          (i) In order to effect an optional conversion pursuant to Section 6(A) above, a holder of Series A Preferred Stock shall fax (or otherwise deliver) a copy of the fully executed Notice of Conversion attached hereto as Exhibit A to the Corporation and to the Corporation's transfer agent with respect to the Common Stock. Upon receipt by the Corporation of the fax copy of a Notice of Conversion from a holder, the Corporation shall promptly send, via fax, a confirmation to such holder stating that the Notice of Conversion has been received, the date upon which the Corporation expects to deliver the Common Stock issuable upon such conversion and the name and telephone number of a contact person at the Corporation regarding the conversion. No later than two (2) business days after receipt of such confirmation of receipt of Notice of Conversion, the holder shall surrender or cause to be surrendered to a reputable overnight courier for next business day delivery (two (2) business day delivery if from outside the United States) to the Corporation, the certificates representing the shares of Series A Preferred Stock being converted ("Preferred Stock Certificates") accompanied by duly executed stock powers and a copy of the Notice of Conversion. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of the Series A Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. If such holder was a holder of shares of Series A Preferred Stock on a record date for a dividend payment corresponding to a particular Annual Dividend Payment Date in accordance with Section 3(A) and such holder converts any of such shares of Series A Preferred Stock into Common Stock on or after such Annual Dividend Payment Date, then such holder will receive the dividend payable by the Corporation on such shares of Series A Preferred Stock on such Annual Dividend Payment Date in accordance with the provisions of Section
     3. Upon the date of conversion stated in the Notice of Conversion by a holder of Series A Preferred Stock, (i) the shares covered thereby (other than the shares, if any, which cannot be issued because their issuance would exceed the limit set forth in subsection 6(E)(i) below) shall be deemed converted into shares of Common Stock and (ii) the holder's rights as a holder of such converted shares of Series A Preferred Stock shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation.

          (ii) In the event of an automatic conversion pursuant to Section 6(B) above, the Corporation shall promptly send notification to the applicable holders of Series A Preferred Stock stating the number of shares of Series A Preferred Stock that have been automatically converted, the effective date of such automatic conversion, and an explanation of events that led to such automatic conversion. No later than two (2) business days after receipt of such confirmation of receipt of Notice of Conversion, the holder shall surrender or cause to be surrendered to a reputable overnight courier for next business day delivery (two (2) business day delivery if from outside the United States) to the Corporation, the Preferred Stock Certificates accompanied by duly executed stock powers and a statement of the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of the Series A Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. If such holder was a holder of shares of Series A Preferred Stock on a record date for a dividend payment corresponding to a particular Annual Dividend Payment Date in accordance with Section 3(A) and such shares are automatically converted into shares of Common Stock on or after such Annual Dividend Payment Date, then such holder will receive the dividend payable by the Corporation on such shares of Series A Preferred Stock on such Annual Dividend Payment Date in accordance with the provisions of Section 3. Upon the effective date of an automatic conversion, (i) the shares of Series A Preferred Stock converted thereby (other than the shares, if any, which cannot be issued because their issuance would exceed the limit set forth in subsection 6(E)(i) below) shall be deemed converted into shares of Common Stock and
     (ii) the holder's rights as a holder of such converted shares of Series A Preferred Stock shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation.

          (iii) Unless otherwise provided in this Certificate of Designation, such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

     (E) Limitations on Conversions. The conversion of shares of Series A Preferred Stock shall be subject to the following limitations (each of which limitations shall be applied independently).

          (i) NASDAQ Rule 4460(i). So long as the Common Stock is listed for trading on The Nasdaq National Market ("Nasdaq") or an exchange or quotation system with a rule substantially similar to Rule 4460(i) of the Rules and Regulations of the National Association of Securities Dealers, Inc. ("Rule 4460(i)"), then notwithstanding anything to the contrary contained in this Certificate of Designation or the Purchase Agreement, if, at any time, the aggregate number of shares of Common Stock then issued or issuable upon conversion of the Series A Preferred Stock (including any shares of Common Stock then issued or issuable upon exercise of outstanding Warrants (as such term is defined in the Purchase Agreement), and any shares of capital stock or rights to acquire shares of capital stock issued by the Corporation which are aggregated or integrated with the shares of Common Stock issuable upon conversion of the Series A Preferred Stock and the shares of Common Stock issuable upon exercise of outstanding Warrants for purposes of such rule) equals 19.99% of the "Outstanding Common Amount" (as hereinafter defined), the Series A Preferred Stock shall, from that time forward, cease to be convertible into shares of Common Stock in accordance with the terms of this Section 6, until such time as the Corporation (i) has obtained approval of the issuance of the Common Stock upon conversion of the Series A Preferred Stock pursuant to the Purchase Agreement by a majority of the total votes cast on such proposal, in person or by proxy, by the holders of the then-outstanding Common Stock (not including any shares of Series A Preferred Stock or any shares of Common Stock held by present or former holders of Series A Preferred Stock that were issued upon conversion of Series A Preferred Stock) (the "Stockholder Approval"), or
     (ii) shall have otherwise obtained permission to allow such issuances from Nasdaq in accordance with Rule 4460(i). If the Common Stock is not then listed on Nasdaq or an exchange or quotation system that has a rule substantially similar to Rule 4460(i) then the limitations set forth herein shall be inapplicable and of no force and effect. For purposes of this subsection 6(E)(i), "Outstanding Common Amount" means (i) the number of share of the Common Stock outstanding immediately prior to the Initial Closing (as such term is defined in the Purchase Agreement).

          (ii) Minimum Conversion. In no event will the Corporation be required to effect an optional conversion of any shares of Series A Preferred Stock pursuant to Section 6(A) unless such conversion will result in the issuance of that number of shares of Common Stock having an aggregate value of at least $10,000,000, based upon the applicable Conversion Price for such shares of Series A Preferred Stock, provided that if the date is more than two (2) years after the Execution Date (as such term is defined in the Purchase Agreement) and the aggregate value based upon the applicable Conversion Price of all the shares of Series A Preferred Stock held by all holder(s) thereof is less than $10,000,000, the Company will convert all, but not less than all, of such shares of Series A Preferred Stock at the unanimous election of the holder(s) thereof in accordance with Section 6(A).

     (F) Taxes. The Corporation shall pay any and all taxes (other than transfer taxes or income taxes, if any, payable by the holder) which may be imposed with respect to the issuance and delivery of the shares of Common Stock pursuant to conversion of the Series A Preferred Stock.

     (G) No Fractional Shares. No fractional shares of Common Stock are to be issued upon the conversion of the Series A Preferred Stock. In lieu thereof, the Corporation shall pay cash in an amount equal to the product of (x) the applicable Conversion Price multiplied by (y) the fraction of a share of Common Stock which would otherwise by issuable by the Corporation.

     (H) Adjustments To Conversion Prices for Stock Dividends and for Combinations or Subdivisions of Common Stock. In the event that the Corporation at any time or from time to time after the Issuance Date of shares of Series A Preferred Stock shall declare or pay, without consideration, any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the applicable Conversion Price for such shares of Series A Preferred Stock in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. In the event that the Corporation shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration then the Corporation shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

     (I) Adjustments for Reclassification and Reorganization. If the Common Stock issuable upon conversion of shares of Series A Preferred Stock shall be changed into the same or different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in subsection 6(H) above or a merger or other reorganization referred to in Section 4(B) above), the applicable Conversion Price then in effect for such shares shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that the Series A Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the holders upon conversion of the Series A Preferred Stock immediately before that change.

     (J) Purchase Rights. If at any time when any Series A Preferred Stock is issued and outstanding, the Corporation issued any convertible securities or rights to purchase stock, warrants, securities or other property (the "Purchase Rights") pro rata to the record holders of any class of Common Stock, then the holders of Series A Preferred Stock will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete conversion of the Series A Preferred Stock (without regard to any limitations on conversion contained herein) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

     (K) No Impairment. The Corporation will not, by amendment of its Certificate or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock against impairment.

     (L) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price of the Series A Preferred Stock pursuant to this Section 6, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustments and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any affected holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series A Preferred Stock.

     (M) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the Series A Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all the then outstanding Series A Preferred Stock, in addition to such other remedies as shall be available to the holder of such Series A Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

     (N) Notice. Any notice required by the provisions of this Section 6 to be given to the holder of Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

     7. Voting Rights.

     (A) Subject to Section 7(D) below, the holder of each share of Series A Preferred Stock shall have the right to one vote for each share of Common Stock into which such Series A Preferred Stock could then be converted, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled to notice of any stockholders' meeting in accordance with the bylaws of the Corporation, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote. Fractional votes shall not, however, be permitted and any fractional voting rights resulting from the above formula (after aggregating all shares into which shares of Series A Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward). Each holder of Common Stock shall be entitled to one (1) vote for each share of Common Stock held.

     (B) Except as otherwise provided in Section 8 or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

     (C) Except as required by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

     (D) To the extent that the holders of the Series A Preferred Stock are entitled to vote on a matter with holders of Common Stock, voting together as one class, or as a separate class in accordance with Section 8 hereof, each share of Series A Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then based on the applicable Conversion Price; provided, however, (i) in the event the applicable Conversion Price was fixed as a result of the application of the Ceiling Price (as described in Section 6(C) hereof), then each share of Series A Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it would have otherwise been convertible in accordance with the applicable Conversion Price in accordance with the formula in subsection 6(C)(ii) without reference to such Ceiling Price, and (ii) in the event the applicable Conversion Price is deemed to be less than the greater of the applicable book or market value of a share of Common Stock, as determined in accordance with Rule 4460(i) and Nasdaq's interpretation thereof as applicable to the Purchase Agreement and the transactions contemplated thereby (the "Fair Market Value" of such share of Common Stock), then each share of Series A Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it would be convertible in accordance with such Fair Market Value, without reference to the Conversion Price or any applicable Ceiling Price.

     8. Protective Provisions. So long as any shares of Series A Preferred Stock are outstanding, the Corporation shall not without first obtaining the approval by vote of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock:

          (i) alter or change the rights, preferences or privileges of the Series A Preferred Stock so as to affect adversely the Series A Preferred Stock;

          (ii) create any new class or series of capital stock having a preference over the Series A Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation; or

          (iii) increase the authorized number of shares of Series A Preferred Stock.

     In the event holders of at least a majority of the then outstanding shares of Series A Preferred Stock agree to allow the Corporation to alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock, pursuant to subsection (i) above, so as to affect the Series A Preferred Stock, then the Corporation will deliver notice of such approved change to the holders of the Series A Preferred Stock that did not agree to such alteration or change (the "Dissenting Holders") and Dissenting Holders shall have the right for a period of thirty (30) days to convert pursuant to the terms of this Certificate of Designation as they exist prior to such alteration or change or continue to hold their shares of Series A Preferred Stock.

     9. Status of Converted Stock. In the event any Series A Preferred Stock shall be converted pursuant to Section 6 hereof, the shares so converted shall be cancelled, shall return to the status of authorized but unissued preferred stock of no designated series, and shall not be issuable by the Corporation as Preferred Stock.

     10. Status as Stockholder. Upon submission of a Notice of Conversion by a holder of Series A Preferred Stock, the shares covered thereby shall be deemed converted into shares of Common Stock and the holder's rights as a holder of such converted shares of Series A Preferred Stock shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation.

     11. Lost or Stolen Certificates. Upon receipt by the Corporation of evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing shares of Series A Preferred Stock, and (in the case of loss, theft or destruction) of indemnity reasonably satisfactory to the Corporation, and upon surrender and cancellation of the Preferred Stock Certificate(s), if mutilated, the Corporation shall execute and deliver new Preferred Stock Certificate(s) of like tenor and date.

               DESIGNATION OF RIGHTS, PREFERENCES AND PRIVILEGES
                          OF SERIES B PREFERRED STOCK

     The Board of Directors of this corporation hereby establishes a series of this corporation's Preferred Stock, having a per share par value of $0.001, and hereby states the designation and number of shares, and fixes the relative rights, preferences and limitations thereof as follows:

     1. Designation. The series of Preferred Stock of the Corporation (the "Preferred Stock") shall be designated as "Series B Preferred Stock" with a par value of $0.001 per share.

     2. Authorized Number. The number of shares constituting the Series B Preferred Stock shall be Thirty Seven Thousand Five Hundred (37,500) shares. The rights, preferences, restrictions and other matters relating to the Series B Preferred Stock set forth below are subject to the issuance of any subsequent series of preferred stock. The Board of Directors is also authorized to decrease the number of shares of any series of preferred stock prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

     3. Dividend Provisions.

     (A) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock which may from time to time come into existence ranking prior and superior to the shares of Series B Preferred Stock with respect to dividends and to the provisions of this Section 3, the holders of the Series B Preferred Stock shall be entitled to receive, when, as, and if declared by the Board of Directors out of funds legally available for such purpose, dividends at the rate of $50.00 per annum per share, and no more, which shall be cumulative, shall accrue without interest (except as otherwise provided herein as to dividends in arrears) from the date of original issuance of such share of Series B Preferred Stock (the "Issuance Date" with respect to such share) and shall be payable on an annual basis in cash or in shares of Common Stock as provided herein, on the date that is the yearly anniversary of the Issuance Date applicable to such share of Series B Preferred Stock (each such date being referred to herein as an "Annual Dividend Payment Date"), to holders of Series B Preferred Stock of record as they appear on the stock books of the Corporation on such record dates, not more than thirty (30) days preceding the payment dates for such dividends, as shall be fixed by the Board.

     Dividends shall begin to accrue and be cumulative on outstanding shares of Series B Preferred Stock from the Issuance Date with respect to such shares. Dividends on the Series B Preferred Stock shall be paid in cash or shares of Common Stock or any combination of cash and shares of Common Stock, at the option of the Corporation as hereinafter provided. No dividends or other distributions, other than dividends payable solely in shares of Common Stock, shall be paid or set apart for payment on any shares of Common Stock, and no purchase, redemption, or other acquisition shall be made by the Corporation of any shares of Common Stock (other than pursuant to any stock repurchase rights in existence prior to the date of issuance of the Series B Preferred Stock and the repurchase of shares of Common Stock from employees, officers, directors, consultants or other persons performing services for the Corporation or any subsidiary pursuant to agreements under which the Corporation has the option to repurchase such shares at cost upon the occurrence of certain events, such as the termination of employment, or through the exercise of any right of first refusal) unless and until all accrued and unpaid dividends (and applicable Arrearage Interest (as defined in Section 3(C) below) on dividends in arrears) on the Series B Preferred Stock shall have been paid or declared and set apart for payment.

     Any references to "distribution" contained in this Section 3 shall not be deemed to include any stock dividend or distributions made in connection with any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary.

     (B) If the Corporation elects in the exercise of its sole discretion to issue shares of Common Stock in payment of dividends on the Series B Preferred Stock with respect to any Annual Dividend Payment Date, the Corporation shall
(1) give notice to the holders of the Series B Preferred Stock at least five days prior to the applicable Annual Dividend Payment Date of the Corporation's election to exercise such right and (2) deliver, or cause to be delivered, by the fifth trading day after such Annual Dividend Payment Date to each holder of such shares the number of whole shares of Common Stock arrived at by dividing
(i) the applicable per share Conversion Price of such shares of Common Stock (as determined in accordance with Section 6(C) below) into (ii) the total amount of cash dividends such holder would be entitled to receive if the aggregate dividends on the Series B Preferred Stock held by such holder which are being paid in shares of Common Stock were being paid in cash. No fractional shares of Common Stock shall be issued in payment of dividends. In lieu thereof, the Corporation shall pay cash in an amount equal to the product of (x) the applicable Conversion Price multiplied by (y) the fraction of a share of Common Stock which would otherwise be issuable by the Corporation.

     Shares of Common Stock issued in payment of dividends on Series B Preferred Stock pursuant to this Section shall be, and for all purposes shall be deemed to be, validly issued, fully paid and nonassessable shares of Common Stock; the issuance and delivery thereof is hereby authorized; and the dispatch in full thereof will be, and for all purposes shall be deemed to be, payment in full of the cumulative dividends to which holders are entitled on the applicable Annual Dividend Payment Date.

     (C) In the event the Corporation fails to elect whether to pay dividends with respect to a particular Annual Dividend Payment Date in cash, in shares of Common Stock, or in any combination of cash and shares of Common Stock within thirty (30) days following such Annual Dividend Payment Date and fails to pay such dividends within such thirty (30) day period, then such dividends will bear Arrearage Interest, effective beginning on the applicable Annual Dividend Payment Date, until paid. For purposes of this Section 3(C), "Arrearage Interest" means simple interest per annum, at the then applicable rate of interest announced by Chase Manhattan Bank, N.A. from time to time as its prime rate, on any dividend on shares of Series B Preferred Stock which dividend is not paid within thirty (30) days following the applicable Annual Dividend Payment Date.

     (D) Dividends will be paid by the Corporation on each outstanding share of Series B Preferred Stock for a minimum of four (4) years and a maximum of seven
(7) years as provided in this Section 3(D).

          (i) In the event any shares of Series B Preferred Stock are converted into Common Stock pursuant to Section 6(A) or 6(B) hereof at any time after the Issuance Date with respect to such shares pursuant to the Letter Agreement dated December 21, 2000 (the "First Amendment"), amending the Equity Line of Credit and Securities Purchase Agreement between the Corporation and Castle Gate, L.L.C. dated April 8, 1999 (the "Purchase Agreement"), the Corporation's obligation to pay dividends pursuant to this
     Section 3 with respect to such shares shall terminate on the effectiveness of such conversion in accordance with the terms of this Certificate of Designation; provided, however, that notwithstanding anything to the contrary in this Section 3(D) in no event will the Corporation's obligation to pay dividends on such shares, whether or not such shares have been converted into Common Stock, terminate before four (4) annual dividend payments (together with any applicable Arrearage Interest on dividends in arrears) have been made with respect to such shares.

          (ii) In the event (a) any shares of Series B Preferred Stock have not been converted into shares of Common Stock pursuant to Section 6(A) or 6(B) on or prior to the date that is the four-year anniversary of the Issuance Date with respect to such shares (the "4 Year Anniversary" with respect to such shares) and (b) on the earlier of the 4 Year Anniversary or any subsequent annual anniversary of such Issuance Date the average per share closing price of the Common Stock on the Nasdaq National Market as reported in the Wall Street Journal (the "Closing Price") for the sixty (60) day period prior to such 4 Year Anniversary or subsequent annual anniversary, as applicable, is greater than the product of

     C x 1.20N (where "C" equals the Conversion Price applicable to such shares of Series B Preferred Stock and "N" equals the number of years from the Issuance Date with respect to such shares of Series B Preferred Stock), then the Corporation's obligation to issue dividends pursuant to this
     Section 3 with respect to such shares shall terminate effective as of such 4 Year Anniversary or subsequent annual anniversary, as applicable, provided that the Corporation has made at least four (4) annual dividend payments (together with any applicable Arrearage Interest on dividends in arrears) with respect to such shares.

          (iii) Regardless of whether any shares of Series B Preferred Stock have been converted into shares of Common Stock in accordance with this Certificate of Designation, the Corporation's obligation to pay dividends pursuant to this Section 3 shall terminate fully and be no further force or effect with respect to any shares of Series B Preferred Stock on the date that is the seven-year anniversary of the Issuance Date with respect to such shares; provided that the Corporation has paid all applicable accrued dividends (together with any applicable Arrearage Interest on dividends in arrears) in accordance with the terms of this Section 3.

     4. Liquidation.

     (A) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock which may from time to time come into existence ranking prior and superior to the shares of Series B Preferred Stock with respect to liquidation, in the event of any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, all of the assets and surplus funds of the Corporation legally available for distribution shall be distributed among the holders of Series A Preferred Stock, Series B Preferred Stock and Common Stock pro rata based on the number of shares of Common Stock held by each (assuming full conversion of all such Series B Preferred Stock in accordance with the terms of this Certificate of Designation).

     (B) For purposes of this Section 4, a liquidation, dissolution or winding up of the Corporation shall be deemed to occur if the Corporation shall sell, convey, or otherwise dispose of all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) or effect any other transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Corporation is disposed of, provided that this Section 4(b) shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Corporation; provided further that, if such transaction or series of transactions results in the holders of the Series B Preferred Stock receiving securities upon conversion which may then be resold pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), then such transactions or series of transactions shall not be as a liquidation, dissolution change of control or winding up of the Corporation within the meaning of this Section 4.

     (C) Whenever the distribution provided for in this Section 4 shall be payable in securities or property other than cash, the value of such distribution shall be as follows:

          (i) Securities not subject to investment letter or other similar restrictions on free marketability:

             (A) If traded on a securities exchanges or The Nasdaq Stock Market, the value shall be deemed to be average of the closing prices of the securities on such exchange over the 30-day period ending three (3) days prior to the closing;

             (B) If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the 30-day period ending three (3) days prior to the closing; and

             (C) If there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Corporation.

          (ii) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder's status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined in good faith by the Board of Directors of the Corporation.

     5. Redemption. The Series B Preferred Stock shall not be redeemable.

     6. Conversion. The holders of Series B Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

     (A) Optional Conversion. Subject to the limitations on conversions contained in Section 6(E) below, each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof, at any time following the Issuance Date thereof at the office of the Corporation or any transfer agent for the Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $1,000.00 by the applicable Conversion Price for the Series B Preferred Stock (determined as provided in Section 6(C)).

     (B) Automatic Conversion. Each share of Series B Preferred Stock shall automatically be converted into fully paid and nonassessable shares of Common Stock at the applicable Conversion Price for such share of Series B Preferred Stock on the earlier of the following: (i) in the event that on the 4 Year Anniversary or any subsequent annual anniversary of the Issuance Date for such share the Closing Price for the sixty (60) day period prior to such 4 Year Anniversary or subsequent annual anniversary, as applicable, is greater than the product of C x 1.30N (where "C" equals the Conversion Price applicable to such shares of Series B Preferred Stock and "N" equals the number of years from the Issuance Date with respect to such shares of Series B Preferred Stock), and (ii) the date that is the seven-year anniversary of the Issuance Date applicable to the first share of Series B Preferred Stock issued pursuant to the First Amendment.

     (C) Conversion Price. The Conversion Price applicable to a share of Series B Preferred Stock issued on December 29, 2000 shall be the average per share closing price of Corixa Common Stock on the Nasdaq National Market as reported in the Wall Street Journal for the three trading days, December 26, 2000 through December 28, 2000.

     (D) Mechanics of Conversion.

          (i) In order to effect an optional conversion pursuant to Section 6(A) above, a holder of Series B Preferred Stock shall fax (or otherwise deliver) a copy of the fully executed Notice of Conversion attached hereto as Exhibit B to the Corporation and to the Corporation's transfer agent with respect to the Common Stock. Upon receipt by the Corporation of the fax copy of a Notice of Conversion from a holder, the Corporation shall promptly send, via fax, a confirmation to such holder stating that the Notice of Conversion has been received, the date upon which the Corporation expects to deliver the Common Stock issuable upon such conversion and the name and telephone number of a contact person at the Corporation regarding the conversion. No later than two (2) business days after receipt of such confirmation of receipt of Notice of Conversion, the holder shall surrender or cause to be surrendered to a reputable overnight courier for next business day delivery (two (2) business day delivery if from outside the United States) to the Corporation, the certificates representing the shares of Series B Preferred Stock being converted ("Preferred Stock Certificates") accompanied by duly executed stock powers and a copy of the Notice of Conversion. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of the Series B Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. If such holder was a holder of shares of Series B Preferred Stock on a record date for a dividend payment corresponding to a particular Annual Dividend Payment Date in accordance with Section 3(A) and such holder converts any of such shares of Series B Preferred Stock into Common Stock on or after such Annual Dividend Payment Date, then such holder will receive the dividend payable by the Corporation on such shares of Series B Preferred Stock on such Annual Dividend Payment Date in accordance with the provisions of Section
     3. Upon the date of conversion stated in the Notice of Conversion by a holder of Series B Preferred Stock, (i) the shares covered thereby (other than the shares, if any, which cannot be issued because their issuance would exceed the limit set forth in subsection 6(E)(i) below) shall be deemed converted into shares of Common Stock and (ii) the holder's rights as a holder of such converted shares of Series B Preferred Stock shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation.

          (ii) In the event of an automatic conversion pursuant to Section 6(B) above, the Corporation shall promptly send notification to the applicable holders of Series B Preferred Stock stating the number of shares of Series B Preferred Stock that have been automatically converted, the effective date of such automatic conversion, and an explanation of events that led to such automatic conversion. No later than two (2) business days after receipt of such confirmation of receipt of Notice of Conversion, the holder shall surrender or cause to be surrendered to a reputable overnight courier for next business day delivery (two (2) business day delivery if from outside the United States) to the Corporation, the Preferred Stock Certificates accompanied by duly executed stock powers and a statement of the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of the Series B Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. If such holder was a holder of shares of Series B Preferred Stock on a record date for a dividend payment corresponding to a particular Annual Dividend Payment Date in accordance with Section 3(A) and such shares are automatically converted into shares of Common Stock on or after such Annual Dividend Payment Date, then such holder will receive the dividend payable by the Corporation on such shares of Series B Preferred Stock on such Annual Dividend Payment Date in accordance with the provisions of Section 3. Upon the effective date of an automatic conversion, (i) the shares of Series B Preferred Stock converted thereby (other than the shares, if any, which cannot be issued because their issuance would exceed the limit set forth in subsection 6(E)(i) below) shall be deemed converted into shares of Common Stock and
     (ii) the holder's rights as a holder of such converted shares of Series B Preferred Stock shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation.

          (iii) Unless otherwise provided in this Certificate of Designation, such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the Series B Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

          (E) Limitations on Conversions. The conversion of shares of Series B Preferred Stock shall be subject to the following limitations (each of which limitations shall be applied independently):

          (i) NASDAQ Rule 4460(i). So long as the Common Stock is listed for trading on The Nasdaq National Market ("Nasdaq") or an exchange or quotation system with a rule substantially similar to Rule 4460(i) of the Rules and Regulations of the National Association of Securities Dealers, Inc. ("Rule 4460(i)"), then notwithstanding anything to the contrary contained in this Certificate of Designation, the First Amendment, or the Purchase Agreement, if, at any time, the aggregate number of shares of Common Stock then issued or issuable upon conversion of the Series B Preferred Stock (including any shares of Common Stock then issued or issuable upon exercise of outstanding Warrants (as such term is defined in the Purchase Agreement, as modified by the First Amendment), and any shares of capital stock or rights to acquire shares of capital stock issued by the Corporation which are aggregated or integrated with the shares of Common Stock issuable upon conversion of the Series B Preferred Stock and the shares of Common Stock issuable upon exercise of outstanding Warrants for purposes of such rule) equals 19.99% of the "Outstanding Common Amount" (as hereinafter defined), the Series B Preferred Stock shall, from that time forward, cease to be convertible into shares of Common Stock in accordance with the terms of this Section 6, until such time as the Corporation (i) has obtained approval of the issuance of the Common Stock upon conversion of the Series B Preferred Stock pursuant to the Purchase Agreement by a majority of the total votes cast on such proposal, in person or by proxy, by the holders of the then-outstanding Common Stock (not including any shares of Series B Preferred Stock or any shares of Common Stock held by present or former holders of Series B Preferred Stock that were issued upon conversion of Series B Preferred Stock) (the "Stockholder Approval"), or (ii) shall have otherwise obtained permission to allow such issuances from Nasdaq in accordance with Rule 4460(i). If the Common Stock is not then listed on Nasdaq or an exchange or quotation system that has a rule substantially similar to Rule 4460(i) then the limitations set forth herein shall be inapplicable and of no force and effect. For purposes of this subsection 6(E)(i), "Outstanding Common Amount" means (i) the number of shares of the Common Stock outstanding immediately prior to the Initial Closing (as such term is defined in the Purchase Agreement).

          (ii) Minimum Conversion. In no event will the Corporation be required to effect an optional conversion of any shares of Series B Preferred Stock pursuant to Section 6(A) unless such conversion will result in the issuance of that number of shares of Common Stock having an aggregate value of at least $10,000,000, based upon the applicable Conversion Price for such shares of Series B Preferred Stock, provided that if the date is more than two (2) years after the Execution Date (as such term is defined in the Purchase Agreement) and the aggregate value based upon the applicable Conversion Price of all the shares of Series B Preferred Stock held by all holder(s) thereof is less than $10,000,000, the Company will convert all, but not less than all, of such shares of Series B Preferred Stock at the unanimous election of the holder(s) thereof in accordance with Section 6(A).

          (F) Taxes. The Corporation shall pay any and all taxes (other than transfer taxes or income taxes, if any, payable by the holder) which may be imposed with respect to the issuance and delivery of the shares of Common Stock pursuant to conversion of the Series B Preferred Stock.

          (G) No Fractional Shares. No fractional shares of Common Stock are to be issued upon the conversion of the Series B Preferred Stock. In lieu thereof, the Corporation shall pay cash in an amount equal to the product of (x) the applicable Conversion Price multiplied by (y) the fraction of a share of Common Stock which would otherwise be issuable by the Corporation.

          (H) Adjustments to Conversion Prices for Stock Dividends and for Combinations or Subdivisions of Common Stock. In the event that the Corporation at any time or from time to time after the Issuance Date of shares of Series B Preferred Stock shall declare or pay, without consideration, any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the applicable Conversion Price for such shares of Series B Preferred Stock in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. In the event that the Corporation shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration then the Corporation shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

          (I) Adjustments for Reclassification and Reorganization. If the Common Stock issuable upon conversion of shares of Series B Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in subsection 6(H) above or a merger or other reorganization referred to in
     Section 4(B) above), the applicable Conversion Price then in effect for such shares shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that the Series B Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common

     Stock that would have been subject to receipt by the holders upon conversion of the Series B Preferred Stock immediately before that change.

          (J) Purchase Rights. If at any time when any Series B Preferred Stock is issued and outstanding, the Corporation issues any convertible securities or rights to purchase stock, warrants, securities or other property (the "Purchase Rights") pro rata to the record holders of any class of Common Stock, then the holders of Series B Preferred Stock will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete conversion of the Series B Preferred Stock (without regard to any limitations on conversion contained herein) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

          (K) No Impairment. The Corporation will not, by amendment of its Certificate or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series B Preferred Stock against impairment.

          (L) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price of the Series B Preferred Stock pursuant to this Section 6, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series B Preferred Stock a certificate setting forth such adjustment of readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any affected holder of Series B Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series B Preferred Stock.

          (M) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the Series B Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series B Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all the then outstanding Series B Preferred Stock, in addition to such other remedies as shall be available to the holder of such Series B Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

          (N) Notice. Any notice required by the provisions of this Section 6 to be given to the holder of Series B Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

     7. Voting Rights.

     (A) Subject to Section 7(D) below, the holder of each share of Series B Preferred Stock shall have the right to one vote for each share of Common Stock into which such Series B Preferred Stock could then be converted, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled to notice of any stockholders' meeting in accordance with the bylaws of the Corporation, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote.

Fractional votes shall not, however, be permitted and any fractional voting rights resulting from the above formula (after aggregating all shares into which shares of Series B Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward). Each holder of Common Stock shall be entitled to one (1) vote for each share of Common Stock held.

     (B) Except as otherwise provided in Section 8 or by law, the holders of shares of Series B Preferred Stock, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

     (C) Except as required by law, holders of Series B Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

     (D) To the extent that the holders of the Series B Preferred Stock are entitled to vote on a matter with holders of Common Stock, voting together as one class, or as a separate class in accordance with Section 8 hereof, each share of Series B Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then based on the applicable Conversion Price; provided, however, in the event the applicable Conversion Price is deemed to be less than the greater of the applicable book or market value of a share of Common Stock, as determined in accordance with Rule 4460(i) and Nasdaq's interpretation thereof as applicable to the Purchase Agreement and the transactions contemplated thereby (the "Fair Market Value" of such share of Common Stock), then each share of Series B Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it would be convertible in accordance with such Fair Market Value, without reference to the Conversion Price.

     8. Protective Provisions. So long as any shares of Series B Preferred Stock are outstanding, the Corporation shall not without first obtaining the approval by vote of the holders of at least a majority of the then outstanding shares of Series B Preferred Stock:

          (i) alter or change the rights, preferences or privileges of the Series B Preferred Stock so as to affect adversely the Series B Preferred Stock;

          (ii) create any new class or series of capital stock having a preference over the Series B Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation; or

          (iii) increase the authorized number of shares of Series B Preferred Stock.

     In the event holders of at least a majority of the then outstanding shares of Series B Preferred Stock agree to allow the Corporation to alter or change the rights, preferences or privileges of the shares of Series B Preferred Stock, pursuant to subsection (i) above, so as to affect the Series B Preferred Stock, then the Corporation will deliver notice of such approved change to the holders of the Series B Preferred Stock that did not agree to such alteration or change (the "Dissenting Holders") and Dissenting Holders shall have the right for a period of thirty (30) days to convert pursuant to the terms of this Certificate of Designation as they exist prior to such alteration or change or continue to hold their shares of Series B Preferred Stock.

     9. Status of Converted Stock. In the event any Series B Preferred Stock shall be converted pursuant to Section 6 hereof, the shares so converted shall be cancelled, shall return to the status of authorized but unissued preferred stock of no designated series, and shall not be issuable by the Corporation as Preferred Stock.

     10. Status as Stockholder. Upon submission of a Notice of Conversion by a holder of Series B Preferred Stock, the shares covered thereby shall be deemed converted into shares of Common Stock and the holder's rights as a holder of such converted shares of Series B Preferred Stock shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation.

     11. Lost or Stolen Certificates. Upon receipt by the Corporation of evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing shares of Series B Preferred Stock, and (in the case of loss, theft or destruction) of indemnity reasonably satisfactory to the Corporation, and upon surrender and cancellation of the Preferred Stock Certificate(s), if mutilated, the Corporation shall execute and deliver new Preferred Stock Certificate(s) of like tenor and date."

                                    * * * *

     IN WITNESS WHEREOF, CORIXA CORPORATION has caused this Amended and Restated Certificate of Incorporation to be signed by its President and attested to by its Secretary this __ day of __________, 2001.

                                          CORIXA CORPORATION

                                          --------------------------------------
                                          Steven Gillis, Ph.D.
                                          Chairman and Chief Executive Officer

ATTEST:

---------------------------------------------------------
Kathleen N. McKereghan, Secretary

                                   EXHIBIT A

                              NOTICE OF CONVERSION

     The undersigned hereby irrevocably elects to convert (the "Conversion") ______ shares of Series A Preferred Stock (the "Preferred Stock") plus all accrued and unpaid dividends relating thereto (if any) (each defined term used but not defined in this notice shall have the meaning assigned to it in the Certificate of Designation, of Rights, Preferences and Privileges of Series A Preferred Stock of Corixa Corporation (the "Certificate of Designation")), into shares of common stock ("Common Stock") of Corixa Corporation (the "Company") according to the conditions of the Certificate of Designation, as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the holder for any conversion except as provided herein.

     The undersigned covenants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of this Series A Preferred Stock shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Act"), or pursuant to an exemption from registration under the Act.

     In the event of partial exercise, please reissue an appropriate certificate for the principal balance which shall not have been converted.

                                          Date of Conversion:___________________
                                          Applicable Conversion Price:__________
                                          Amount of Dividends to be Converted,
                                          if any:_______________________________
                                          Number of Shares of
                                          Common Stock to be Issued:____________

                                          Signature:____________________________
                                          Name:_________________________________

                                          Address:______________________________

cc: ________________ (Transfer Agent)

ACKNOWLEDGED AND AGREED:

CORIXA CORPORATION:

By:_________________________________

                                   EXHIBIT B

                              NOTICE OF CONVERSION

     The undersigned hereby irrevocably elects to convert (the "Conversion") ________ shares of Series B Preferred Stock (the "Preferred Stock") plus all accrued and unpaid dividends relating thereto (if any) (each defined term used but not defined in this notice shall have the meaning assigned to it in the Certificate of Designation, of Rights, Preferences and Privileges of Series B Preferred Stock of Corixa Corporation (the "Certificate of Designation")), into shares of common stock ("Common Stock") of Corixa Corporation (the "Company") according to the conditions of the Certificate of Designation, as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the holder for any conversion except as provided herein.

     The undersigned covenants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of this Series B Preferred Stock shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Act"), or pursuant to an exemption from registration under the Act.

     In the event of partial exercise, please reissue an appropriate certificate for the principal balance which shall not have been converted.

                                          Date of Conversion:__________________
                                          Applicable Conversion Price:_________
                                          Amount of Dividends to be Converted,
                                          if any:______________________________
                                          Number of Shares of
                                          Common Stock to be Issued:___________

                                          Signature:___________________________
                                          Name:________________________________

                                          Address:_____________________________

cc: ______________________________ [Transfer Agent]

ACKNOWLEDGED AND AGREED:

CORIXA CORPORATION

By:
   ------------------------------------------------------

                                                                      APPENDIX B

                               CORIXA CORPORATION

                              2001 EMPLOYEE STOCK
                                 PURCHASE PLAN
                            (EFFECTIVE JUNE 1, 2001)

                               TABLE OF CONTENTS

                                                                   PAGE
                                                                   ----
 1.  Purpose.....................................................  B-1
 2.  Definitions.................................................  B-1
 3.  Eligibility.................................................  B-2
 4.  Offering Periods............................................  B-3
 5.  Participation...............................................  B-3
 6.  Payroll Deductions..........................................  B-3
 7.  Grant of Purchase Right.....................................  B-4
 8.  Exercise of Purchase Right..................................  B-4
 9.  Delivery....................................................  B-4
10.  Withdrawal; Termination of Employment.......................  B-4
11.  Interest....................................................  B-4
12.  Stock.......................................................  B-4
13.  Administration..............................................  B-5
14.  Designation of Beneficiary..................................  B-5
15.  Transferability.............................................  B-5
16.  Use of Funds................................................  B-5
17.  Reports.....................................................  B-5
18.  Adjustments Upon Changes in Capitalization, Dissolution,
     Merger or Asset Sale........................................  B-6
19.  Amendment or Termination....................................  B-6
20.  Notices.....................................................  B-7
21.  Conditions Upon Issuance of Shares..........................  B-7
22.  Term of Plan................................................  B-7
23.  Automatic Transfer to Low Price Offering Period.............  B-7
24.  Execution...................................................  B-7

                               CORIXA CORPORATION

                       2001 EMPLOYEE STOCK PURCHASE PLAN
                            (EFFECTIVE JUNE 1, 2001)

     The following amends and restates the 1997 Employee Stock Purchase Plan of Corixa Corporation, and constitutes the provisions of the 2001 Employee Stock Purchase Plan of Corixa Corporation, effective June 1, 2001.

     1. Purpose. The purpose of the Plan is to provide Employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2. Definitions.

     (a) "Board" shall mean the Board of Directors of the Company or a Committee appointed by the Board pursuant to Section 13.

     (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (c) "Common Stock" shall mean the common stock of the Company.

     (d) "Company" shall mean Corixa Corporation, a Delaware corporation.

     (e) "Compensation" shall mean all base straight time gross earnings, including bonuses, but excluding payments for overtime, shift premiums and commissions, awards, and other compensation.

     (f) "Designated Subsidiaries" shall mean the Subsidiaries that have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

     (g) "Employee" shall mean any individual who is a regular employee of the Company or a Designated Subsidiary for purposes of tax-withholding under the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

     (h) "Enrollment Date" shall mean the first Trading Day of each Offering Period.

     (i) "Enrollment Date Price" shall mean the Fair Market Value of a share of Common Stock on the last Trading Day prior to the Enrollment Date.

     (j) "Exercise Date" shall mean the last Trading Day of each Purchase
Period.

     (k) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

          (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the day of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

          (2) If the Common Stock is quoted on the NASDAQ system (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock on the day of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

          (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

     (l) "Offering Period" shall mean, subject to the discretion of the Board pursuant to Section 4, a period of approximately twenty-four (24) months, commencing on the first Trading Day on or after each January 1, April 1, July 1 or October 1 and terminating on the last Trading Day in December, March, June or September, whichever is twenty-four (24) months following the commencement date of the Offering Period.

     (m) "Plan" shall mean this 2001 Employee Stock Purchase Plan.

     (n) "Participant" shall mean an Employee who is participating in the Plan.

     (o) "Purchase Period" shall mean the approximately three-month period commencing after one Exercise Date and ending with the next following Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next following Exercise Date.

     (p) "Purchase Price" shall mean an amount equal to a designated percentage of the Enrollment Date Price or a designated percentage of the Fair Market Value on the Exercise Date, whichever is lower. Each designated percentage shall be 85% unless determined otherwise by the Board with respect to any Offering Period, but shall in no event be less than 85%.

     (q) "Reserves" shall mean the number of shares of Common Stock covered by each purchase right under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under purchase right.

     (r) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

     (s) "Trading Day" shall mean a day on which national stock exchanges and the National Association of Securities Dealers Automated Quotation (NASDAQ) System are open for trading.

     3. Eligibility.

     (a) Any Employee, as defined in Section 2(g), who shall be employed by the Company or a Designated Subsidiary on a given Enrollment Date shall be eligible to participate in the Plan except that an Employee shall not be eligible to participate in the Plan unless, on the Enrollment Date, such Employee has been in the employ of the Company or the Designated Subsidiary, as the case may be, for such continuous period preceding such grant as the Board may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years. In addition, unless otherwise determined by the Board and set forth in the terms of the applicable offering, no Employee shall be eligible to participate in the Plan, unless, on the Enrollment Date, such Employee's customary employment with the Company or the Designated Subsidiary is for at least twenty (20) hours per week and at least five (5) months per calendar year.

     (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted a purchase right under the Plan(i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding purchase rights to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such purchase right is granted) for each calendar year in which such purchase right is outstanding at any time.

     4. Offering Periods. The Plan shall be implemented by consecutive and overlapping Offering Periods. The Board shall have the power to change the duration of Offering Periods with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected. Absent action by the Board, each Offering Period shall be for the periods described in Section 2(l) of this Plan. No Offering Period shall exceed twenty-four (24) months in length.

     5. Participation.

     (a) An eligible Employee may become a Participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form provided by the Company and filing it with the Company's payroll office prior to the applicable Enrollment Date.

     (b) Payroll deductions for a Participant shall commence on the first payroll period following the Enrollment Date and shall end on the last payroll period in the Offering Period, unless sooner terminated by the Participant as provided in Section 10.

     6. Payroll Deductions.

     (a) At the time a Participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation which he or she receives on each pay day during the Offering Period, and the aggregate of such payroll deductions during the Offering Period shall not exceed fifteen percent (15%) of the Participant's Compensation during said Offering Period.

     (b) All payroll deductions made for a Participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A Participant may not make any additional payments into such account.

     (c) A Participant may discontinue his or her participation in the Plan as provided in Section 10, or may increase or decrease the rate of his or her payroll deductions once during the current Purchase Period by filing with the Company a new subscription agreement authorizing such a change in the payroll deduction rate. A reduction to a 0% rate of contribution shall be treated as a withdrawal from the Plan effective with the following Purchase Period unless such rate is increased prior to the following Purchase Period. The change in rate shall be effective with the first full payroll period following such advance notice period as the Company shall specify. A Participant's subscription agreement shall remain in effect for successive Purchase Periods and Offering Periods unless terminated as provided in Section 10. A Participant may at any time elect to have his or her participation agreement become irrevocable for such period of time as he or she may designate.

     (d) Notwithstanding the foregoing, to the extent necessary to comply with
Section 423(b)(8) of the Code and Section 3(b) herein, a Participant's payroll deductions may be decreased to 0% at such time during any Purchase Period which is scheduled to end during the current calendar year (the "Current Purchase Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Purchase Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Purchase Period equal $21,250. The Company may provide either (i) that payroll deductions shall recommence at the rate provided in such Participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10, or (ii) that participation shall recommence only upon filing a new enrollment form following such waiting period as the Company shall specify.

     (e) At the time the purchase right is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the Participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the purchase right or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the Participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the

Company any tax deductions or benefit attributable to sale or early disposition of Common Stock by the Employee.

     7. Grant of Purchase Right. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted a purchase right to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that such purchase shall be subject to the limitations set forth in Section 3(b) and 12 hereof. Exercise of the purchase right shall occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10, and the purchase right shall expire on the last day of the Offering Period.

     8. Exercise of Purchase Right. Unless a Participant withdraws from the Plan as provided in Section 10 below, his or her purchase right for the purchase of shares of Common Stock will be exercised automatically on each Exercise Date, and the maximum number of full shares subject to the purchase right shall be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased. Any payroll deductions accumulated in a Participant's account which are not sufficient to purchase a full share shall be retained in the Participant's account for the subsequent Purchase Period, subject to earlier withdrawal by the Participant as provided in Section 10. During a Participant's lifetime, a Participant's purchase right to purchase shares hereunder is exercisable only by him or her.

     9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery of purchased shares to a directed brokerage account. Certificates representing the shares that were purchased by each Participant will remain with the brokerage account until such time as the Participant (or beneficiary) requests that their shares be transferred out of the brokerage account.

     10. Withdrawal; Termination of Employment.

     (a) A Participant may, subject to the terms of any irrevocable participation agreement elected by the Participant, withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her purchase right under the Plan at any time by giving written notice to the Company in the form provided by the Company. All of the Participant's payroll deductions credited to his or her account will be paid to such Participant promptly after receipt of notice of withdrawal and such Participant's purchase right for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a Participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the Participant delivers to the Company a new subscription agreement.

     (b) Upon a Participant's ceasing to be an Employee for any reason or upon termination of a Participant's employment relationship (as described in Section 2(g)), the payroll deductions credited to such Participant's account during the Offering Period but not yet used to exercise the purchase right will be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and such Participant's purchase right will be automatically terminated. The Company may reduce the amount returned to a Participant by the amount of any outstanding debts that the Participant owes to either the Company or a Subsidiary.

     11. Interest. No interest shall accrue on the payroll deductions of a Participant in the Plan.

     12. Stock.

     (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 500,000 shares (the "Pool"), subject to adjustment upon changes in capitalization of the Company as provided in Section 18. On the first Trading Day of each of the twenty calendar years beginning in 2002 and ending in 2021, if the Pool is less than the amount equal to one percent (1%) of the outstanding Common Stock (the "Target Amount"), the Pool shall be increased by the difference between the Target Amount and the then current size of the Pool, up to a maximum of 500,000 shares in any calendar year. If on a given Exercise Date the number of shares with respect to which purchase rights are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

     (b) The Participant will have no interest or voting right in shares covered by this purchase right until such purchase right has been exercised.

     (c) Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse.

     13. Administration. The Plan shall be administered by the Board of the Company or a committee of one or more members of the Board as appointed by the Board. Committee members serve for the period of time specified by the Board of Directors and can be removed from the committee by the Board at any time. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

     14. Designation of Beneficiary.

     (a) A Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event of such Participant's death subsequent to an Exercise Date on which the purchase right is exercised but prior to delivery to such Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such Participant's death prior to exercise of the purchase right. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

     (b) Such designation of beneficiary may be changed by the Participant (and his or her spouse, if any) at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     15. Transferability. Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of a purchase right or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10.

     16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     17. Reports. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

     18.Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset
        Sale.

     (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves as well as the price per share of Common Stock covered by each purchase right under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to a purchase right. The Board may, if it so determines in the exercise of its sole discretion, make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding purchase right, in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Periods will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

     (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each purchase right under the Plan shall be assumed or an equivalent purchase right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Periods then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Periods then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each Participant in writing, at least ten (10) days prior to the New Exercise Date, that the Exercise Date for his purchase right has been changed to the New Exercise Date and that his purchase right will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in Section 10. For purposes of this Section, a purchase right granted under the Plan shall be deemed to be assumed or substituted if accomplished in accordance with Section 424 of the Code.

     19. Amendment or Termination.

     (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18, no such termination can affect purchase rights previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 18, no amendment may make any change in any purchase right theretofore granted which adversely affects the rights of any Participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

     (b) Without shareholder consent and without regard to whether any Participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Purchase Periods and/or Offering Periods (subject to Section 4), limit the frequency and/or number of changes in the amount withheld during Purchase Periods and/or Offering Periods, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

     20. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to a purchase right unless the exercise of such purchase right and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     22. Term of Plan. The Plan is effective as of June 1, 2001. The Plan shall continue in effect through December 31, 2021 unless sooner terminated under
Section 19.

     23. Automatic Transfer to Low Price Offering Period. If the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Enrollment Date Price of such Offering Period, then all Participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their purchase rights on such Exercise Date and automatically reenrolled in the immediately following Offering Period as of the first day thereof.

     24. Execution. To record the adoption of this amended and restated Plan by the Board, the Company has caused its duly authorized officer to sign below.

                                          CORIXA CORPORATION

                                          By
                                            ------------------------------------

                                          Title
                                             -----------------------------------

                                                                      APPENDIX C

                               CORIXA CORPORATION
                           2001 STOCK INCENTIVE PLAN
                             EFFECTIVE JUNE 1, 2001

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
SECTION 1.   INTRODUCTION................................................  C-1
SECTION 2.   DEFINITIONS.................................................  C-1
SECTION 3.   ADMINISTRATION..............................................  C-3
             (a) Committee Composition...................................  C-3
             (b) Authority of the Committee..............................  C-4
SECTION 4.   ELIGIBILITY.................................................  C-4
             (a) General Rules...........................................  C-4
             (b) Incentive Stock Options.................................  C-4
SECTION 5.   SHARES SUBJECT TO PLAN......................................  C-4
             (a) Basic Limitations.......................................  C-4
             (b) Additional Shares.......................................  C-4
             (c) Dividend Equivalents....................................  C-4
SECTION 6.   TERMS AND CONDITIONS FOR AWARDS OF RESTRICTED STOCK AND
             STOCK UNITS.................................................  C-4
             (a) Time, Amount and Form of Awards.........................  C-4
             (b) Payment for Awards......................................  C-5
             (c) Vesting Conditions......................................  C-5
             (d) Form and Time of Settlement of Stock Units..............  C-5
             (e) Death of Recipient......................................  C-5
             (f) Creditors' Rights.......................................  C-5
             (g) Effect of a Change in Control...........................  C-5
SECTION 7.   TERMS AND CONDITIONS OF OPTIONS.............................  C-5
             (a) Stock Option Agreement..................................  C-5
             (b) Number of Shares........................................  C-5
             (c) Exercise Price..........................................  C-6
             (d) Exercisability and Term.................................  C-6
             (e) Effect of a Change in Control...........................  C-6
             (f) Modifications or Assumption of Options..................  C-7
             (g) Transferability of Options..............................  C-7
             (h) No Rights as a Stockholder..............................  C-7
SECTION 8.   PAYMENT FOR OPTION SHARES...................................  C-7
             (a) General Rule............................................  C-7
             (b) Promissory Note.........................................  C-7
             (c) Cashless Exercise.......................................  C-7
             (d) Other Forms of Payment..................................  C-7
SECTION 9.   STOCK APPRECIATION RIGHTS...................................  C-7
             (a) SAR Agreement...........................................  C-7
             (b) Number of Shares........................................  C-7
             (c) Exercise Price..........................................  C-8
             (d) Exercisability and Term.................................  C-8

                                                                           PAGE
                                                                           ----
             (e) Effect of Change in Control.............................  C-8
             (f) Exercise of SARs........................................  C-8
             (g) Modification or Assumption of SARs......................  C-8
SECTION 10.  PROTECTION AGAINST DILUTION.................................  C-8
             (a) Adjustments.............................................  C-8
             (b) Reorganizations.........................................  C-9
SECTION 11.  VOTING AND DIVIDEND RIGHTS..................................  C-9
             (a) Restricted Stock........................................  C-9
             (b) Stock Units.............................................  C-9
SECTION 12.  LIMITATIONS ON RIGHTS.......................................  C-9
             (a) Retention Rights........................................  C-9
             (b) Stockholders' Rights....................................  C-9
             (c) Regulatory Requirements.................................  C-9
SECTION 13.  WITHHOLDING TAXES...........................................  C-9
             (a) General.................................................  C-9
             (b) Share Withholding to Satisfy Withholding Tax
             Obligations.................................................  C-9
SECTION 14.  ASSIGNMENT OR TRANSFER OF AWARDS............................  C-10
             (a) General.................................................  C-10
             (b) Trusts..................................................  C-10
SECTION 15.  DURATION AND AMENDMENTS.....................................  C-10
             (a) Term of the Plan........................................  C-10
             (b) Right to Amend or Terminate the Plan....................  C-10
SECTION 16.  EXECUTION...................................................  C-11

                               CORIXA CORPORATION

                           2001 STOCK INCENTIVE PLAN
                             EFFECTIVE JUNE 1, 2001

SECTION 1. INTRODUCTION.

     The Corixa Corporation 2001 Stock Incentive Plan is an amendment and restatement of the Corixa Corporation 1994 Amended and Restated Stock Option Plan. It is effective June 1, 2001.

     The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by offering Key Employees an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, and to encourage such Key Employees to continue to provide services to the Company or its Subsidiaries and to attract new individuals with outstanding qualifications.

     The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Stock, Stock Units, Stock Options (which may constitute Incentive Stock Options or Nonstatutory Stock Options) or Stock Appreciation Rights.

     The Plan shall be governed by, and construed in accordance with, the laws of the State of Washington (except its choice-of-law provisions). Capitalized terms shall have the meaning provided in Section 2 unless otherwise provided in this Plan, or in the applicable Stock Award Agreement, SAR Agreement or Stock Option Agreement.

SECTION 2. DEFINITIONS.

     (a) "AFFILIATE" means an entity other than a Subsidiary (as defined below) in which the Company owns an equity interest.

     (b) "AWARD" means any award of an Option, SAR, Restricted Stock or Stock Unit under the Plan.

     (c) "BOARD" means the Board of Directors of the Company, as constituted from time to time.

     (d) "CHANGE IN CONTROL" means a sale of all or substantially all of the Company's assets, or any merger or consolidation of the Company with or into another corporation other than a merger or consolidation in which the holders of more than 50% of the shares of capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by the voting securities remaining outstanding or by their being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company, or such surviving entity, outstanding immediately after such transaction.

     (e) "CODE" means the Internal Revenue Code of 1986, as amended.

     (f) "COMMITTEE" means a committee consisting of one or more members of the Board that is appointed by the Board (as described in Section 3) to administer the Plan.

     (g) "COMMON STOCK" means the Company's common stock.

     (h) "COMPANY" means Corixa Corporation, a Delaware corporation.

     (i) "CONSULTANT" means an individual who performs bona fide services to the Company or any Parent or Subsidiary other than as an Employee or Director or Non-Employee Director.

     (j) "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Committee; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute. For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute a termination of employment.

     (k) "DIRECTOR" means a member of the Board who is also a common-law employee of the Company or any Parent, Subsidiary or Affiliate of the Company.

     (l) "DISABILITY" means that the Key Employee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

     (m) "EMPLOYEE" means any individual who is a common-law employee of the Company or any Parent, Subsidiary or Affiliate of the Company.

     (n) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     (o) "EXERCISE PRICE" in the case of an Option, means the amount for which a Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. "Exercise Price," in the case of a SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of a Share in determining the amount payable upon exercise of such SAR.

     (p) "FAIR MARKET VALUE" means the market price of Shares, determined by the Committee as follows:

          (i) If the Shares were traded over-the-counter on the date in question but were not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the NASDAQ system for such date;

          (ii) If the Shares were traded over-the-counter on the date in question and were classified as a national market issue, then the Fair Market Value shall be equal to the last-transaction price quoted by the NASDAQ system for such date;

          (iii) If the Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

          (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith or by an independent third party valuation on such basis as it deems appropriate.

     Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Western Edition of The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

     (q) "GRANT" means any grant of an Option under the Plan.

     (r) "INCENTIVE STOCK OPTION" or "ISO" means an incentive stock option described in Code section 422(b).

     (s) "KEY EMPLOYEE" means an Employee, Director, Non-Employee Director or Consultant who has been selected by the Committee to receive an Award under the Plan.

     (t) "NAMED EXECUTIVE" means any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four highest compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

     (u) "NON-EMPLOYEE DIRECTOR" means a member of the Board who is not a common-law employee of the Company or Subsidiary.

     (v) "NONSTATUTORY STOCK OPTION" or "NSO" means a stock option that is not an ISO.

     (w) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (x) "OPTION" means an ISO or NSO granted under the Plan entitling the Optionee to purchase Shares.

     (y) "OPTIONEE" means an individual or estate or other entity that holds an Option or SAR.

     (z) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

     (aa) "PARTICIPANT" means an individual or estate or other entity that holds an Award.

     (bb) "PLAN" means this Corixa Corporation 2001 Stock Incentive Plan as it may be amended from time to time.

     (cc) "RESTRICTED STOCK" means a Share awarded under the Plan.

     (dd) "SAR AGREEMENT" means the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

     (ee) "SECURITIES ACT" means the Securities Act of 1933, as amended.

     (ff) "SERVICE" means service as an Employee, Director, Non-Employee Director or Consultant.

     (gg) "SHARE" means one share of Common Stock.

     (hh) "STOCK APPRECIATION RIGHT" or "SAR" means a stock appreciation right awarded under the Plan.

     (ii) "STOCK AWARD AGREEMENT" means the agreement between the Company and the recipient of a Restricted Stock or Stock Unit award that contains the terms, conditions and restrictions pertaining to such Restricted Stock or Stock Unit Award.

     (jj) "STOCK OPTION AGREEMENT" means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

     (kk) "STOCK UNIT" means a bookkeeping entry representing the equivalent of a Share, as awarded under the Plan.

     (ll) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     (mm) "10-PERCENT SHAREHOLDER" means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its subsidiaries. In determining stock ownership, the attribution rules of section 424(d) of the Code shall be applied.

SECTION 3. ADMINISTRATION.

     (a) COMMITTEE COMPOSITION. The Plan shall be administered by a Committee appointed by the Board. The Board shall designate one of the members of the Committee as chairperson. If no Committee has been appointed, the entire Board shall constitute the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

     The Committee shall consist of one or more directors of the Company and such other members appointed by the Board who shall satisfy the requirements of Rule 16b-3 (or its successor) under the Exchange Act with respect to Awards to Key Employees who are Officers or Directors of the Company under section 16 of the Exchange Act, and the requirements of Section 162(m) of the Code as it applies so as to qualify grants of Awards to Key Employees who are Named Executives as performance-based compensation under Section 162(m) of the Code.

     The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not qualify under Rule 16b-3, who may administer the Plan with respect to Key Employees who are not considered officers or directors of the Company under Section 16 of the

Exchange Act, may grant Awards under the Plan to such Key Employees and may determine all terms of such Awards.

     With respect to any matter, the term "Committee", when used in this Plan, shall refer to the Committee that has been delegated authority with respect to such matter.

     (b) AUTHORITY OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. Such actions shall include:

          (i) selecting Key Employees who are to receive Awards under the Plan;

          (ii) determining the type, number, vesting requirements and other features and conditions of such Awards;

          (iii) interpreting the Plan; and

          (iv) making all other decisions relating to the operation of the Plan.

     The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

SECTION 4. ELIGIBILITY.

     (a) GENERAL RULES. Only Employees, Directors, Non-Employee Directors and Consultants shall be eligible for designation as Key Employees by the Committee.

     (b) INCENTIVE STOCK OPTIONS. Only Key Employees who are common-law employees of the Company or a Subsidiary shall be eligible for the grant of ISOs. In addition, a Key Employee who is a 10-Percent Shareholder shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(5) of the Code are satisfied.

SECTION 5. SHARES SUBJECT TO PLAN.

     (a) BASIC LIMITATIONS. The stock issuable under the Plan shall be authorized but unissued Shares or treasury Shares. Subject to adjustment pursuant to Section 10, the aggregate number of Shares reserved for Awards under the Plan shall not exceed: (i) 7,500,000 Shares, (the "Pool"); plus (ii) an annual increase determined as follows: on the first trading day of each of the calendar years beginning in 2002 and ending in 2011, the Pool shall be increased by an amount equal to three (3) percent of the outstanding Common Stock as of the last trading day of the prior fiscal year up to a maximum of 2,000,000 shares in any calendar year.

     (b) ADDITIONAL SHARES. If Stock Units, Options or SARs are forfeited or if Options or SARs terminate for any other reason before being exercised, then such Stock Units, Options or SARs shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Shares (if any) actually issued in settlement of such SARs shall reduce the number available under
Section 5(a) and the balance shall again become available for Awards under the Plan. If Restricted Stock is forfeited, then such Restricted Stock shall again become available for Awards under the Plan.

     (c) DIVIDEND EQUIVALENTS. Any dividend equivalents distributed under the Plan shall not be applied against the number of Restricted Stock, Stock Units, Options or SARs available for Awards, whether or not such dividend equivalents are converted into Stock Units.

SECTION 6. TERMS AND CONDITIONS FOR AWARDS OF RESTRICTED STOCK AND STOCK UNITS.

     (a) TIME, AMOUNT AND FORM OF AWARDS. Awards under the Plan may be granted in the form of Restricted Stock, in the form of Stock Units, or in any combination of both. Restricted Stock or Stock Units may also be awarded in combination with NSOs or SARs, and such an Award may provide that the Restricted Stock or Stock Units will be forfeited in the event that the related NSOs or SARs are exercised.

     (b) PAYMENT FOR AWARDS. No cash consideration shall be required of the recipients of Restricted Stock or Stock Units under this Section 6.

     (c) VESTING CONDITIONS. Each Award of Restricted Stock or Stock Units shall become vested, in full or in installments, upon satisfaction of the conditions specified in the Stock Award Agreement. At the time of making an Award, a Stock Award Agreement may provide for accelerated vesting in the event of the Participant's death, Disability, retirement or other events.

     (d) FORM AND TIME OF SETTLEMENT OF STOCK UNITS. Settlement of vested Stock Units may be made in the form of (i) cash, (ii) Shares or (iii) any combination of both. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 10.

     (e) DEATH OF RECIPIENT. Any Stock Units Award that becomes payable after the Award recipient's death shall be distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the recipient's death. If no beneficiary was designated or if no designated beneficiary survives the recipient, then any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's estate.

     (f) CREDITORS' RIGHTS. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Award Agreement.

     (g) EFFECT OF A CHANGE IN CONTROL. The Committee may determine, at the time of making an Award or thereafter, that such Award shall become fully vested in the event that a Change in Control occurs with respect to the Company. If the Committee finds that there is a reasonable possibility that, within the succeeding six (6) months after the Award, a Change in Control will occur with respect to the Company, then the Committee at its sole discretion may determine that any or all outstanding Awards shall become fully exercisable as to all Shares subject to such Awards.

SECTION 7. TERMS AND CONDITIONS OF OPTIONS.

     (a) STOCK OPTION AGREEMENT. Each Grant under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. At the time of making an Award, a Stock Option Agreement may provide that new Options will be granted automatically to the Optionee when he or she exercises the prior Options. The Stock Option Agreement shall also specify whether the Option is an ISO or an NSO.

     (b) NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 10. Options granted to any Optionee in a particular calendar year shall in no event exceed 500,000 Shares authorized for Award under this Plan subject to adjustment in accordance with Section 10.

     (c) EXERCISE PRICE. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Committee, but shall be subject to the following:

          (i) In the case of an Incentive Stock Option

             (1) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; or

             (2) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (ii) In the case of a Nonstatutory Stock Option

             (1) granted to a person who, at the time of the grant of such Option, is a Named Executive of the Company, the per share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant; or

             (2) granted to any person other than a Named Executive, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

          (iii) Notwithstanding anything to the contrary in subsections 9(a)(i) or 9(a)(ii) above, in the case of an Option granted on or after the effective date of registration of any class of equity security of the Company pursuant to Section 12 of the Exchange Act and prior to six months after the termination of such registration, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

     (d) EXERCISABILITY AND TERM. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO, and to the extent required by applicable law a NSO, shall in no event exceed ten (10) years from the date of Grant (five (5) years for ISO Grants to 10-Percent Shareholders). The Stock Option Agreement shall also specify whether the Vested Options shall be exercisable for a minimum period of six (6) months (but not more than twelve (12) months) following termination of employment due to death or Disability and a minimum of thirty (30) days (but not more than three (3) months) following termination of employment (other than terminations for cause, as defined in the Company's personnel policies). Notwithstanding the previous sentence, no Option can be exercised after the expiration date provided in the applicable Stock Option Agreement. At the time of making an Award, a Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, Disability, retirement, Change in Control or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. NSOs may also be awarded in combination with Restricted Stock or Stock Units, and such an Award may provide that the NSOs will not be exercisable unless the related Restricted Stock or Stock Units are forfeited. In no event shall the Company be required to issue fractional Shares upon the exercise of an Option.

     (e) EFFECT OF A CHANGE IN CONTROL. In the event of a Change in Control, (i) if the Option is assumed or an equivalent option is substituted by such successor corporation or a parent or subsidiary of such successor corporation, one half of the unvested portion of the Option shall be deemed to have vested immediately prior to such sale or merger, (ii) if the Option is not assumed or an equivalent option is not substituted by such successor corporation or a parent or subsidiary of such successor corporation, all of the unvested portion of the Option shall be deemed to have vested immediately prior to such sale or merger and (iii) if an executive officer of the Company is terminated without cause within twelve-months following the consummation of such sale or merger, the entire unvested portion of the Option held by such executive officer shall be deemed to have vested and become fully exercisable immediately prior to any such termination in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to some or all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the vesting of the Option is accelerated pursuant to this
Section 7(e), the Committee shall notify the Optionee that the vesting of the Option has been accelerated and the Optionee shall have the right to exercise the Option prior to such sale or merger.

     (f) MODIFICATIONS OR ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of Shares. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

     (g) TRANSFERABILITY OF OPTIONS. Except as otherwise provided in the applicable Stock Option Agreement and then only to the extent permitted by applicable law, no Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution. Except as otherwise provided in the applicable Stock Option Agreement, an Option may be exercised during the lifetime of the Optionee only by the Optionee or by the guardian or legal representative of the Optionee. No Option or interest therein may be assigned, pledged or hypothecated by the Optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

     (h) NO RIGHTS AS A STOCKHOLDER. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by an Option until such person becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

SECTION 8. PAYMENT FOR OPTION SHARES.

     (a) GENERAL RULE. The entire Exercise Price of Shares issued upon exercise of Options shall be payable in cash at the time when such Shares are purchased, except as follows:

          (i) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Section 8.

          (ii) In the case of an NSO granted under the Plan, the Committee may at any time accept payment in any form(s) described in this Section 8.

     (b) PROMISSORY NOTE. To the extent that this Section 8(b) is applicable, payment for all or any part of the Exercise Price may be made with a full-recourse promissory note at market interest rate at the time of the execution of the note.

     (c) CASHLESS EXERCISE. To the extent that this Section 8(c) is applicable, payment for all or any part of the Exercise Price may be made by delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker to sell Shares and to deliver the amount of sales proceeds required to pay the exercise price plus any applicable taxes described in Section 13.

     (d) OTHER FORMS OF PAYMENT. To the extent that this Section 8(d) is applicable, and with Committee approval, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

SECTION 9. STOCK APPRECIATION RIGHTS.

     (a) SAR AGREEMENT. Each Award of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee's other compensation.

     (b) NUMBER OF SHARES. Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 10.

     (c) EXERCISE PRICE. Each SAR Agreement shall specify the Exercise Price. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

     (d) EXERCISABILITY AND TERM. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee's death, Disability, retirement, Change in Control or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's Service. SARs may also be awarded in combination with Options, Restricted Stock or Stock Units, and such an Award may provide that the SARs will not be exercisable unless the related Options, Restricted Stock or Stock Units are forfeited. A SAR may be included in an ISO only at the time of Grant but may be included in an NSO at the time of Grant or at any subsequent time, but not later than six (6) months before the expiration of such NSO. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

     (e) EFFECT OF CHANGE IN CONTROL. The Committee may determine, at the time of awarding a SAR or thereafter, that such SAR shall become fully exercisable as to all Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company. If the Committee finds that there is a reasonable possibility that, within the succeeding six months, a Change in Control will occur with respect to the Company, then the Committee at its sole discretion may determine that any or all outstanding SARs shall become fully exercisable as to all Shares subject to such SARs.

     (f) EXERCISE OF SARs. If, on the date when a SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (i) Shares, (ii) cash or (iii) a combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.

     (g) MODIFICATION OR ASSUMPTION OF SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the Award of new SARs for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR.

SECTION 10. PROTECTION AGAINST DILUTION.

     (a) ADJUSTMENTS. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

          (i) the number of Options, SARs, Restricted Stock and Stock Units available for future Awards under Section 5;

          (ii) the number of Stock Units included in any prior Award which has not yet been settled;

          (iii) the number of Shares covered by each outstanding Option and SAR; or

          (iv) the Exercise Price under each outstanding Option and SAR.

Except as provided in this Section 10, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

     (b) REORGANIZATIONS. In the event that the Company is a party to a merger or other reorganization, outstanding Options, SARs, Restricted Stock and Stock Units shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting and accelerated expiration, or for settlement in cash or for cancellation.

SECTION 11. VOTING AND DIVIDEND RIGHTS.

     (a) RESTRICTED STOCK. The holders of Restricted Stock awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Stock Award Agreement, however, may require that the holders of Restricted Stock invest any cash dividends received in additional Restricted Stock. Such additional Restricted Stock shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid. Such additional Restricted Stock shall not reduce the number of Shares available under Section 5.

     (b) STOCK UNITS. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee's discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents that are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

SECTION 12. LIMITATIONS ON RIGHTS.

     (a) RETENTION RIGHTS. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an employee, consultant or director of the Company or a Subsidiary. The Company and its Subsidiaries reserve the right to terminate the Service of any person at any time, and for any reason, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

     (b) STOCKHOLDERS' RIGHTS. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Shares covered by his or her Award prior to the issuance of a stock certificate for such Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Sections 6, 10 and 11.

     (c) REGULATORY REQUIREMENTS. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

SECTION 13. WITHHOLDING TAXES.

     (a) GENERAL. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

     (b) STOCK WITHHOLDING TO SATISFY WITHHOLDING TAX OBLIGATIONS. At the discretion of the Committee, Optionees may satisfy withholding obligations as provided in this paragraph. If the Committee allows the withholding of Shares to satisfy an Optionee's tax withholding obligations under this Section 13, the Committee shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes. When an Optionee incurs tax liability in connection with an Option which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by one or some combination of the following methods: (i) by cash payment, or (ii) out of Optionee's current compensation, or (iii) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

     Any surrender by an Officer or Director of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3.

     All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

          (1) the election must be made on or prior to the applicable Tax Date;

          (2) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made; and

          (3) all elections shall be subject to the consent or disapproval of the Committee.

SECTION 14. ASSIGNMENT OR TRANSFER OF AWARDS.

     (a) GENERAL. Except as provided in Section 13, or in an applicable agreement, or as required by applicable law, an Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law. An Option or SAR may be exercised during the lifetime of the Optionee only by him or her or by his or her guardian or legal representative. Any act in violation of this Section 14 shall be void. However, this Section 14 shall not preclude a Participant from designating a beneficiary who will receive any outstanding Awards in the event of the Participant's death, nor shall it preclude a transfer of Awards by will or by the laws of descent and distribution.

     (b) TRUSTS. Neither this Section 14 nor any other provision of the Plan shall preclude a Participant from transferring or assigning Restricted Stock or Stock Units to (a) the trustee of a trust that is revocable by such Participant alone, both at the time of the transfer or assignment and at all times thereafter prior to such Participant's death, or (b) the trustee of any other trust to the extent approved in advance by the Committee in writing. A transfer or assignment of Restricted Stock or Stock Units from such trustee to any person other than such Participant shall be permitted only to the extent approved in advance by the Committee in writing, and Restricted Stock or Stock Units held by such trustee shall be subject to all of the conditions and restrictions set forth in the Plan and in the applicable Stock Award Agreement, as if such trustee were a party to such Agreement.

SECTION 15. DURATION AND AMENDMENTS.

     (a) TERM OF THE PLAN. The Plan, as set forth herein, shall terminate, subject to Section 15(b), no later than May 31, 2011.

     (b) RIGHT TO AMEND OR TERMINATE THE PLAN. The Board may amend or terminate the Plan at any time and for any reason. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan. No Awards shall be granted under the Plan after the Plan's termination. The Board may not, without the approval of the Company's stockholders (i) materially increase the number of Shares subject to Awards under the Plan (unless necessary to effect the adjustments required under Section 10)), (ii) materially modify the eligibility requirements for Awards under the Plan, or (iii) make any other change with respect to which the Board determines that Company stockholder approval is required by applicable law or regulatory standards.

SECTION 16. EXECUTION.

     To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute this Plan.

                                          CORIXA CORPORATION

                                          By
                                          --------------------------------------

                                          Title
                                          --------------------------------------

PROXY                                                                      PROXY




                               CORIXA CORPORATION

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
            CORIXA CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 31, 2001

        The undersigned stockholder of Corixa Corporation, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 17, 2001, and hereby appoints Steven Gillis and Michelle Burris or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the annual meeting of stockholders of Corixa to be held on May 31, 2001 at 1:00 p.m., local time, at 1124 Columbia Street, Seattle, WA and at any adjournment or postponement thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:





                      PLEASE SIGN ON REVERSE SIDE AND RETURN IMMEDIATELY




                              FOLD AND DETACH HERE

                               CORIXA CORPORATION

      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.


        ELECTION OF DIRECTORS: IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW:

        Class 1 Directors--Terms to Expire in 2002

        01 Michael F. Bigham

        02 Joseph S. Lacob

        Class 2 Directors--Terms to Expire in 2003

        03 Mark McDade

        04 Arnold L. Oronsky, Ph.D.

        05 James W. Young, Ph.D.

        Class 3 Directors--Terms to Expire in 2004

        06 Steven Gillis, Ph.D.

        07 Robert Momsen

        08 Samuel R. Saks, M.D.

                                             For All Except as
                 For All      Withhold All    indicated below.
                   [ ]            [ ]               [ ]

        PROPOSAL TO AMEND AND RESTATE CORIXA'S CERTIFICATE OF INCORPORATION CREATING A CLASSIFIED BOARD OF DIRECTORS:

                   For           Against       Abstain


        PROPOSAL TO AMEND AND RESTATE THE 1997 EMPLOYEE STOCK PURCHASE PLAN AND REDESIGNATE IT THE 2001 EMPLOYEE STOCK PURCHASE PLAN:

                   For           Against       Abstain


        PROPOSAL TO AMEND AND RESTATE THE AMENDED AND RESTATED 1994 STOCK OPTION PLAN AND REDESIGNATE IT THE 2001 STOCK INCENTIVE PLAN:

                   For           Against       Abstain


        PROPOSAL TO RATIFY THE SELECTION OF ERNST & YOUNG, LLP AS THE INDEPENDENT AUDITORS OF CORIXA FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001:

                   For           Against       Abstain
                   [ ]             [ ]           [ ]

        and, in their discretion, upon any other matter or matters that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.



                 -----------------------------------------------
                                    Signature


                 -----------------------------------------------
                                    Signature

                 Date:
                      ------------------------------------------

        (This proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)


        THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: FOR THE PROPOSED AMENDMENT TO, AND RESTATEMENT OF, CORIXA'S CERTIFICATE OF INCORPORATION; FOR THE PROPOSED AMENDMENT, RESTATEMENT AND REDESIGNATION OF THE 1997 EMPLOYEE STOCK PURCHASE PLAN; FOR THE PROPOSED AMENDMENT, RESTATEMENT AND REDESIGNATION OF THE AMENDED AND RESTATED 1994 STOCK OPTION PLAN; FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG, LLP AS THE INDEPENDENT AUDITORS OF CORIXA FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001; FOR THE ELECTION OF DIRECTORS; AND AS SAID PROXIES DEEM ADVISABLE ON ANY OTHER MATTER OR MATTERS AS MAY COME BEFORE THE MEETING.



                              FOLD AND DETACH HERE